UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Applied Materials, Inc.

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2025

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

APPLIED MATERIALS®
make possible

Applied Materials, Inc. 3050 Bowers Avenue Santa Clara, California 95054 (408) 727-5555

January 22, 2025

Dear Fellow Shareholders:

On behalf of the Board of Directors, we are pleased to invite you to attend Applied Materials’ 2025 Annual Meeting of Shareholders, which will be held on Thursday, March 6, 2025, at 11:00 a.m. Pacific Time at our corporate offices at 3333 Scott Boulevard, Building 52, Santa Clara, California 95054.

We encourage you to read this Proxy Statement because it contains important information for voting your shares and sets forth how the Board oversaw your investment over the past year. This year’s Proxy Statement reflects our continued focus on our business strategy, an engaged and effective Board, sound corporate governance and executive compensation practices, our sustainability strategy, and our regular dialogue with and responsiveness to our shareholders.

Financial Performance and Business Strategy

In fiscal 2024, Applied Materials delivered record revenue and earnings, marking our fifth consecutive year of growth. Our revenue increased in all three business segments, and we made improvements to our operations and supply chain that supported strong cash flow and margin performance.

As we look ahead, we remain very positive about our long-term growth opportunities. Semiconductors are the foundation of tectonic shifts in technology that will reshape the global economy over the next several decades, including artificial intelligence, automation and robotics, electric and autonomous vehicles, and clean energy. The strategic importance of semiconductors is increasing throughout the world, and Applied Materials is in a great position to benefit from this exciting period of industry innovation and growth. Our broad, unique and connected portfolio of products and technologies enables energy-efficient computing, and we are collaborating closely with our customers to accelerate development and commercialization of next-generation technologies.

An Engaged, Effective and Responsive Board

Our Board serves a crucial role in guiding our long-term strategy in partnership with management. This year’s director nominees possess a wide range of backgrounds, skills and experience, including relevant subject matter expertise, intended to position our Board to provide insight into the major technology inflections – and opportunities – within our industry. Our corporate governance practices are also designed to strengthen the Board’s and management’s accountability.

In addition, our Board remains committed to a robust shareholder engagement program, which includes regular outreach to holders of more than half of our outstanding shares. Our shareholder engagement program focuses on issues of interest to our shareholders, particularly in the areas of governance, compensation, sustainability and the Board’s effectiveness. Shareholder feedback continues to directly inform the Board’s decision-making on a variety of important matters.

On behalf of the Board, we thank you for your continued investment in and support of Applied Materials.

Sincerely,

Thomas J. Iannotti Chairman of the Board	Gary E. Dickerson President and Chief Executive Officer

Notice of 2025 Annual Meeting of Shareholders

When	Thursday, March 6, 2025 at 11:00 a.m. Pacific Time

Where	Applied Materials, Inc., 3333 Scott Boulevard, Building 52, Santa Clara, California 95054

Who Can Vote	Shareholders of record at the close of business on January 8, 2025 and holders of proxies for those shareholders

Items of Business

1. To elect ten directors to serve for a one-year term and until their successors have been duly elected and qualified.

2. To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2024.

3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025.

4. To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Your vote is important to us. You may vote via the Internet or by telephone, or if you requested to receive printed proxy materials, by signing, dating and returning your proxy card. If you are voting via the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on Wednesday, March 5, 2025. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

If you received a Notice of Internet Availability of Proxy Materials on how to access the proxy materials via the Internet, a proxy card was not sent to you, and you may vote only via the Internet, unless you have requested a paper copy of the proxy materials, in which case, you may also vote by telephone or by signing, dating and returning your proxy card. Shares cannot be voted by marking, writing on and returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.

By Order of the Board of Directors

Teri A. Little

Senior Vice President,

Chief Legal Officer and Corporate Secretary

Santa Clara, California

January 22, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 6, 2025: The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.

Reconciliation of non-GAAP financial measures used in the Compensation Discussion and Analysis section and elsewhere in this Proxy Statement, other than as part of disclosure of target levels, can be found in Appendix A.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business, strategies and financial performance, our investment and growth strategies, our development of new products and technologies, our sustainability strategies and targets, and other statements that are not historical fact, and actual results could differ materially. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our 2024 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and we undertake no obligation to update any such statements.

    Proxy Statement Summary

2025 Proxy Statement Summary

Your proxy is being solicited on behalf of the Board of Directors of Applied Materials, Inc. We are making this Proxy Statement available to shareholders beginning on January 22, 2025. This summary highlights information contained in detail elsewhere in this Proxy Statement. We encourage you to read the entire Proxy Statement for more information prior to voting.

Annual Meeting of Shareholders

Date and Time:	March 6, 2025, 11:00 a.m. Pacific Time

Location:	Applied Materials, Inc., 3333 Scott Boulevard, Building 52, Santa Clara, California 95054

Record Date:	January 8, 2025

Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Attendance:	Shareholders and their duly appointed proxies may attend the meeting.

Proposals and Board Recommendations

			For More Information	Board Recommendation
PROPOSAL 1 – Election of Directors			Pages 1 to 11	FOR each Nominee
Rani Borkar	Gary E. Dickerson	Yvonne McGill
Judy Bruner	Thomas J. Iannotti	Scott A. McGregor
Xun (Eric) Chen Aart J. de Geus	Alexander A. Karsner Kevin P. March
PROPOSAL 2 – Executive Compensation			Page 30	FOR
Approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024
PROPOSAL 3 – Ratification of Registered Accounting Firm			Page 65	FOR
Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | i

    Proxy Statement Summary

Director Nominees

Name and Occupation	Age	Director Since	Independent	Committees

Rani Borkar Corporate Vice President, Azure Hardware Systems and Infrastructure, Microsoft Corporation	63	2020		Compensation Strategy and Investment

Judy Bruner Executive Vice President, Administration and Chief Financial Officer, SanDisk Corporation (retired)	66	2016		Audit (Chair) Governance (Chair)

Xun (Eric) Chen Executive Chairman, ParityBit Technologies, Inc.	55	2015		Compensation Strategy and Investment

Aart J. de Geus Executive Chair of the Board of Directors, Synopsys, Inc.	70	2007		Strategy and Investment

Gary E. Dickerson President and Chief Executive Officer, Applied Materials, Inc.	67	2013

Thomas J. Iannotti Senior Vice President and General Manager, Enterprise Services, Hewlett-Packard Company (retired)	68	2005		Compensation (Chair)

Alexander A. Karsner Senior Strategist, X (parent company: Alphabet Inc.)	57	2008		Compensation Governance

Kevin P. March Senior Vice President, Chief Financial Officer, Texas Instruments, Incorporated (retired)	67	2022		Audit Governance

Yvonne McGill Chief Financial Officer, Dell Technologies Inc.	57	2019		Audit Governance

Scott A. McGregor President and Chief Executive Officer, Broadcom Corporation (retired)	68	2018		Strategy and Investment (Chair) Audit

ii | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Proxy Statement Summary

Board Practices and Composition

Ensuring the Board is composed of directors who possess a wide variety of relevant skills, professional experience and backgrounds, bring diverse viewpoints and perspectives, and effectively represent the long-term interests of shareholders is a top priority of the Board and the Corporate Governance and Nominating Committee (the “Governance Committee”). Our Board composition reflects strong Board practices that support regular refreshment based on our board needs, evolving strategy and proactive succession planning.

Director Nominee Expertise

Key Attributes

* Ethnically diverse means a director who self-identifies as one or more of the following: African American or Black, Alaskan Native or Native American, Asian, Hispanic or Latinx, or Native Hawaiian or Pacific Islander.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | iii

    Proxy Statement Summary

Board Practices Support Thoughtful Board Composition

Board Composition to Support Company Strategy
The Board and the Governance Committee regularly evaluate the size and composition of the Board to ensure appropriate alignment with the Company’s evolving business and strategic needs.
Policy on Board Diversity

The Board is committed to having a Board that reflects diverse perspectives, including those based on gender, ethnicity, skills, experience at policy-making levels in areas that are relevant to the Company’s global activities, and functional, geographic or cultural background. The Board has adopted a Policy on Board Diversity as part of its Corporate Governance Guidelines, which highlights its commitment to actively seek out women and ethnically diverse director candidates.

Annual Board Evaluations
The Board conducts an annual self-assessment of the Board, Board Committees and individual directors to evaluate effectiveness.
Board Refreshment

The Board believes the fresh perspectives brought by new directors are critical to a forward-looking and strategic Board when appropriately balanced by the deep understanding of Applied’s business provided by longer-serving directors.

Director Succession Planning

The Governance Committee reviews the short-term and long-term strategies and interests of Applied to determine what current and future skills and experience are required of the Board in exercising its oversight function.

Corporate Governance

We are committed to effective corporate governance that is informed by our shareholders, promotes the long-term interests of our shareholders, and strengthens Board and management accountability.

Governance Highlights

Annual Election of Directors

Independent Chair of the Board

Highly Independent Board (9 of 10 Director nominees) and Committees

Annual Board, Committee and Individual Evaluations

Robust Board Succession Planning

Policy on Board Diversity

Active Shareholder Engagement Practices

Shareholder Right to Call a Special Meeting

Shareholder Right to Act by Written Consent

Shareholder Proxy Access

No Poison Pill

No Supermajority Vote Requirements

Majority Voting for Directors

Regular Executive Sessions of Independent Directors

Stock Ownership Guidelines for Directors and Executives

Clawback Policy for Annual and Long-Term Incentive Plans

iv | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Proxy Statement Summary

Executive Compensation

Company Overview

Applied Materials is the leader in the materials engineering solutions used to produce virtually every new semiconductor and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations Make Possible® a Better Future.

We develop, design, produce and service semiconductor and display equipment for manufacturers that sell into highly competitive and rapidly changing end markets. Our competitive positioning is driven by the ability of our talented workforce to identify major technology inflections early, and to develop highly differentiated materials engineering solutions for our customers to enable those technology inflections. Through our broad, unique and connected portfolio of products, technologies and services, and our innovation leadership and focused investments in research and development, we are enabling our customers’ success and creating significant value for our shareholders. Applied’s ability to hire, develop and retain a world-class global workforce is based on our commitment to creating a culture that embraces different backgrounds, perspectives, and experiences to build stronger, more resilient teams. Consistent with our core values, we enable our employees to do their best work by providing quality training, learning and career development opportunities and upholding a high standard of ethics and respect for human rights.

In addition to our other accomplishments, we continue to make strong progress along our 10-year road map for environmental and social responsibility, which we introduced in 2020. Our sustainability framework refers to the holistic goals and commitments we’ve set for our operations, how we work with customers and suppliers, and how our technology can be used to advance sustainability on a global scale. In 2023, we announced our Net Zero 2040 Playbook™ – a clear plan to work across our industry, including with customers and supply chain partners, to reduce the semiconductor industry’s carbon emissions. More details of Applied’s sustainability vision and strategy, including a copy of the Company’s most recent Sustainability Report, can be found at https://www.appliedmaterials.com/company/corporate-responsibility.

Our Performance Highlights

Over the past several years, our broad, unique and connected portfolio of products and services has enabled Applied to extend its leadership at the major technology inflections that are driving our customers’ roadmaps and future industry growth. In fiscal 2024, we delivered record revenue and earnings, marking our fifth consecutive year of growth. Key highlights of our financial outperformance include:

»	Record revenue of $27.2 billion, up 2% year-over-year, with growth in all three business segments.

»	Record GAAP EPS of $8.61 and record non-GAAP EPS of $8.65 (see Appendix A for a reconciliation of non-GAAP measures).

»	Cash from operations of $8.7 billion and non-GAAP free cash flow of $7.5 billion.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | v

    Proxy Statement Summary

Highlights of performance achievements across key financial measures from fiscal 2020 to fiscal 2024

Non-GAAP operating margin and non-GAAP EPS are performance targets under our long-term incentive and bonus plans. See Appendix A for non-GAAP reconciliations.

Key financial highlights for our reporting segments in fiscal 2024 include the following:

»	Semiconductor Systems segment: we grew annual revenue to $19.9 billion, driven by strength in foundry-logic, DRAM and advanced packaging.

»

Applied Global Services segment: we grew revenue to a record $6.2 billion, delivering double-digit growth in our parts and services business, and we increased the number of installed base tools and long-term subscription service agreements.

»	Display and Adjacent Markets segment: we delivered revenue of $885 million, maintaining profitability despite lower industry investment levels.

Strategic and Operational Highlights

Applied’s strategy is to deliver highly differentiated materials engineering products and services that enable major technology inflections and drive our customers’ success.

Semiconductors are at the foundation of the digital transformation that will affect almost every sector of the economy over the coming years. Long-term megatrends including Artificial Intelligence (AI), automation and robotics, autonomous transportation and clean energy are fueling a new era of growth for semiconductors and driving the need for advancements in silicon technologies. Applied Materials has focused its strategy and investments to deliver innovations that accelerate improvements in the power, performance, area, cost and time-to-market (PPACt™) of semiconductor devices. Key strategic and operational accomplishments during fiscal 2024 include:

»	Strengthening our position at major inflections in logic, DRAM and advanced packaging.

»	Delivering double-digit growth in our parts and services business.

»	Making improvements to our operations and supply chain that supported strong cash flow and margin performance.

»

Furthering our progress on key strategic initiatives, including the build-out of our Equipment and Process Innovation and Commercialization (EPIC) collaborative R&D platform and the deployment of our Net Zero 2040 Playbook.

vi | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Proxy Statement Summary

Total Shareholder Return Performance

As shown below, for the five-year period beginning with fiscal 2020, Applied has substantially outperformed the S&P 500 Index, reflecting the company’s ability to create unique and innovative materials engineering solutions that accelerate our customers’ technology roadmaps.

Fiscal 2020 – Fiscal 2024 Total Shareholder Return vs. S&P 500 and Compensation Peers1

1

Reflects results from October 28, 2019 through October 27, 2024. Compensation peer group data reflects the companies in Applied’s current compensation peer group approved by the HRCC in March 2024, as described on page 38, weighted by market capitalization.

Key Compensation Actions

Performance-Based Compensation Decisions. The Board’s Human Resources and Compensation Committee (the “HRCC”) approved an aggressive set of performance goals for the executive officers for fiscal 2024, including challenging financial and operational targets. Despite a challenging geopolitical environment, during fiscal 2024, Applied delivered record financial and operational results, meeting or exceeding most of its stretch objectives for the year, and made meaningful progress towards our long-term strategic goals that remain focused on enabling strong revenue and EPS growth. As a result, bonus payouts for the executive officers were, on average, slightly above target. No adjustments were made during the year to the performance goals or to the Company’s results used to determine incentive payouts.

As part of our multi-year incentive program, for the period of fiscal 2022 through 2024, the HRCC approved challenging goals for non-GAAP operating margin and relative total shareholder return. The results for this three-year performance period significantly exceeded target performance levels, resulting in above-target vesting of performance share unit awards granted to our executive officers in fiscal 2022.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | vii

    Proxy Statement Summary

Primary Compensation Elements and Executive Compensation Highlights for Fiscal 2024

The primary elements of our compensation program are base salary, annual incentive bonuses and long-term incentive awards. Other elements of compensation include a 401(k) savings plan, other benefits programs that are generally available to all eligible employees, and deferred compensation benefits. Primary elements and highlights of our fiscal 2024 compensation program for our Named Executive Officers (“NEOs”) were as follows:

Element of Pay	Structure	Highlights

Base Salary (see page 39)

» Fixed cash compensation for performing expected day-to-day responsibilities

» Reviewed annually and adjusted, as appropriate, based on scope of responsibility, performance, time in role, experience, and competitive market for executive talent

» Reflecting (i) continued strong performance across the business, driven by our executive leadership, (ii) the continued growth in the size and complexity of the Company and (iii) continued demand for proven executive talent among technology companies, in fiscal 2024, the HRCC approved salary increases for four of our NEOs ranging from 4.9% to 8.3%

» Reflecting the HRCC’s belief that CEO compensation should be predominantly tied to long-term results, the committee has not increased the salary for our CEO since December 2018

Annual Incentive Bonus (see page 39)

» Variable cash compensation

» Based on performance compared to pre-established financial, operational, strategic and individual performance objectives

» Includes assessment of the Company’s progress towards sustainability goals

» Financial and non-financial metrics provide a comprehensive assessment of executive performance

» Performance metrics evaluated annually to maintain continued alignment with strategy and market practice

» NEO annual incentives determined through a three-step performance assessment process:

Funding

1 **Initial Performance Hurdle**
Non-GAAP EPS

2 **Corporate Scorecard**
Business and Strategic Goals

Allocation

3 **Individual Performance Modifier**
Individual NEO Performance

» No increase in target bonus as a percentage of base salary from fiscal 2023 to fiscal 2024 for any of the NEOs, with the exception of a target increase (from 120% to 125% of base salary) for Mr. Deane to continue to align his compensation to his scope of responsibilities

» The initial performance hurdle for fiscal 2024 was $5.55 of non-GAAP EPS, the achievement of which was required for minimum bonuses to be payable, representing solid financial performance reflecting an uncertain macroeconomic and geopolitical environment at the start of the fiscal year. Actual non-GAAP EPS for fiscal 2024 was $8.65

» Because the initial performance hurdle was met, annual bonuses for the NEOs were based on (i) the Company’s results as compared to the objective and quantifiable business and strategic goals in the corporate scorecard and (ii) an assessment of individual performance results

» Resulting payouts ranged from 109% to 118% of target for our NEOs

•  Corporate scorecard modifiers ranged from 0.987x to 1.07x (see corporate scorecard information on pages 41 and 42)

•  Individual performance modifiers were set at 1.1x for each of the NEOs (see individual performance factor details on pages 43 and 44)

Long-Term Incentives (see page 46)

» Significant portion delivered through performance share units (PSUs), to establish rigorous long-term performance alignment

» Balance of award delivered in restricted stock units (RSUs) to provide a strong tie to shareholder value and enhance retention

» PSUs vest based 50% on achievement of 3-year non-GAAP operating margin goal and 50% on 3-year TSR relative to the members of the S&P 500 Index

» PSUs vest at end of 3-year performance period, based on achievement of performance goals; RSUs vest ratably over 3 years

» The target mix of long-term incentive awards consists of 75% PSUs and 25% RSUs for the CEO and 50% PSUs and 50% RSUs for the other NEOs

» Non-GAAP operating margin is a key measure of our Company’s long-term success

» Relative TSR incentivizes management to outperform the market in any business environment

viii | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Proxy Statement Summary

Pay Mix

In fiscal 2024, a significant portion of our executives’ compensation consisted of variable compensation and long-term incentives. As illustrated below, 96% of CEO compensation for fiscal 2024 consisted of variable compensation elements, and 90% of CEO compensation was delivered in long-term incentive awards with multi-year vesting.

Fiscal 2024 Compensation Mix[1]
CEO	All Other NEOs

Annual Incentive Bonus 6%
Base Salary 4%
RSU 20%
PSU 70%

90% Long-Term Incentives

96% Variable Compensation

1	Represents total direct compensation for fiscal 2024, including the grant date fair value of annual long-term incentive awards.

Summary of 2024 Total Direct Compensation

The following table summarizes elements of annual total direct compensation for our NEOs for fiscal 2024, consisting of (1) base salary received during the year, (2) actual annual incentive bonus payout and (3) long-term incentive awards (the grant date fair value of stock awards). This table excludes amounts not considered by the HRCC to be annual total direct compensation, such as certain other amounts required by the SEC to be reported in the “All Other Compensation” column in the Summary Compensation Table (see page 53 of this Proxy Statement).

Name and Principal Position	Salary ($)	Annual Incentive Bonus ($)	Annual Long-Term Incentive Award ($)	Total ($)

Gary E. Dickerson President and Chief Executive Officer	1,030,000	1,754,734	24,861,142	27,645,876

Brice Hill Senior Vice President, Chief Financial Officer and Global Information Services	744,616	1,149,947	5,851,542	7,746,105

Prabu G. Raja President, Semiconductor Products Group	792,308	1,229,580	6,968,612	8,990,500

Omkaram Nalamasu Senior Vice President, Chief Technology Officer	659,616	866,608	4,255,476	5,781,700

Timothy M. Deane Group Vice President, Applied Global Services	642,308	956,313	3,776,822	5,375,443

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | ix

    Proxy Statement Summary

Our Commitment to Sustainability

Our Sustainability Approach

Applied’s sustainability vision and strategy is focused on how we can use our technology and people to strengthen our industry, improve our communities and enable leading innovation. To drive change and innovation, we invest in our research and development, operations, supply chain, and interactions with our local communities. We believe that our industry has a shared responsibility to deliver the game-changing advances in technology the world needs while generating fewer emissions and extending the functional life of our products. We must set common objectives, based on deep collaboration and enduring partnerships up and down our value chain. This is the driving force behind our Net Zero 2040 Playbook™, which outlines detailed, practical plans for us to work collaboratively with our customers and other industry partners to achieve this vision. The building blocks of our Net Zero 2040 Playbook include accelerating grid decarbonization, innovating with customers, improving our product efficiency and transforming our supply chain. To learn more about Applied’s approach to sustainability, please refer to our annually published Sustainability Report, which can be found at: https://www.appliedmaterials.com/company/corporate-responsibility.

Our Sustainability Progress

To better enable Applied to meet its ambitious long-term sustainability goals, we establish a set of interim objectives each fiscal year. As described in more detail on page 41, the Company’s level of achievement of these objectives is included in the annual corporate scorecard, which informs bonus payouts for our executive officers. Applied has continued to make strong progress toward our 10-year sustainability roadmap. Key achievements included that we:

Reduced our Scope 1 and 2 emissions for fiscal 2023 from fiscal 2022, including through 100% renewable electricity in the U.S. and 70% globally	Received SBTi validation for our Scope 1, 2 and 3 science-based targets, and continued to report our carbon impact and risks in-line with the TCFD

Announced a landmark investment to build the EPIC Center, accelerating innovation and commercialization of energy-efficient, next-generation technology	Deployed and met key milestones towards delivering on our Net Zero 2040 Playbook

Developed our Responsible Manufacturing Program to operationalize human rights governance across our manufacturing operations	Established Applied Materials Momentum FundTM to support women in completing engineering degrees, and the Applied Materials Foundation’s Board renewed Generation GirlTM initiative through August 2026

Sustainability Oversight and Management

Our Board and management actively oversee sustainability matters to foster accountability. The Board’s Governance Committee oversees the Company’s overall sustainability strategy, policies and performance. Our Net Zero Leadership Council, which includes leaders from across all of Applied’s sustainability-focused delivery teams, oversees implementation of our sustainability strategy. The Council regularly reports progress to Applied’s Executive Leadership Team as part of the strategic review process, and quarterly to the Governance Committee. The Council is also responsible for reviewing all content in our annual Sustainability Report.

Our Environmental, Health and Safety (“EHS”) organization is dedicated to maintaining a safe and healthful working environment, demonstrating environmental leadership, and meeting or exceeding regulatory compliance. The Governance Committee receives a quarterly report on EHS matters, including an annual in-depth review of Applied’s EHS practices and policies.

We have a team fully dedicated to supporting our work in designing a Culture of Inclusion, and the HRCC oversees our corporate culture and human capital management programs. The HRCC approved the sustainability objectives for our annual bonus program to incentivize our leadership team to maintain progress toward our sustainability goals.

x | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 1 – Election of Directors

Proxy Statement

PROPOSAL 1 – Election of Directors

Nominees

Applied’s Board of Directors is elected each year at the Annual Meeting of Shareholders. Applied currently has ten directors. Upon the recommendation of the Governance Committee, the Board has nominated the ten individuals listed below for election at the Annual Meeting, each of whom currently serves as a director of Applied. These nominees bring a wide variety of relevant skills, professional experience and backgrounds, as well as diverse viewpoints and perspectives to represent the long-term interests of shareholders and to fulfill the leadership and oversight responsibilities of the Board.

If any nominee listed below becomes unable to stand for election at the Annual Meeting, the persons named as proxies may vote for any person designated by the Board to replace the nominee. Alternatively, the proxies may vote for the remaining nominees and leave a vacancy that the Board may fill later, or the Board may reduce the authorized number of directors. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Each director elected at the Annual Meeting will serve until Applied’s 2026 Annual Meeting of Shareholders or until they are succeeded by another qualified director who has been elected, or, if earlier, until their death, resignation, or removal.

The Board recommends that you vote FOR each of the following director nominees

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 1

    PROPOSAL 1 – Election of Directors

Rani Borkar

Corporate Vice President, Azure Hardware Systems and Infrastructure, Microsoft Corporation

Ms. Borkar brings to our Board extensive semiconductor industry experience in technology, strategy and innovation, and global business operations and services. Ms. Borkar has served as Corporate Vice President, Azure Hardware Systems and Infrastructure, at Microsoft Corporation, a global technology provider, since June 2019. She also served as Microsoft’s Corporate Vice President, Microsoft Cloud Capacity, Supply Chain and Provisioning, from 2017 to June 2019. From 2016 to 2017, Ms. Borkar was Vice President, OpenPOWER Development at IBM Corporation, a global technology and consulting company. Prior to IBM, Ms. Borkar worked at Intel Corporation for 27 years, most recently as Intel’s Corporate Vice President and General Manager, Product Development Group.

Key skills and qualifications

Industry and Technology: Ms. Borkar has gained over 30 years of experience in our industry and related technologies. This experience includes her current leadership role at Microsoft Azure and prior roles at IBM and Intel. Ms. Borkar also serves as a board member of the Global Semiconductor Alliance, a leading semiconductor and technology industry organization which strives to establish a profitable and sustainable semiconductor ecosystem.

Strategy and Innovation; Executive Leadership; Growth and Emerging Technologies; Global Business: Each role in Ms. Borkar’s career has featured increased responsibility and accountability for strategic planning and oversight in a broad range of global, high-growth businesses. As the head of Azure Hardware Systems and Infrastructure, she leads organizations that architect, invent, and sustain the silicon, platforms, and systems that power Azure. She is responsible for the vision, strategy, and architecture of silicon development as well as global capacity deployment for Microsoft’s cloud data center infrastructure. Ms. Borkar’s other relevant experience includes her role as Corporate Vice President at Intel, leading Intel’s silicon product development strategy while managing a large and diverse global engineering organization.

Service, Operations and Manufacturing: Under Ms. Borkar’s leadership in her current role, Microsoft’s engineers focus on developing technologies to drive end-to-end business value for Azure’s products and solutions. Her experience with and understanding of service management and service offerings for technology companies, manufacturing operations and other operational processes provide important insights to our Board.

INDEPENDENT

Age: 63

Director Since: 2020

Board Committees

•  Human Resources and Compensation

•  Strategy and Investment

Other Current Public Company Directorships

•  None

Former Public Company Directorships (within last five years)

•  None

Other Directorships and Memberships

•  Board member, Global Semiconductor Alliance

2 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 1 – Election of Directors

Judy Bruner

Executive Vice President, Administration and Chief Financial Officer, SanDisk Corporation (retired)

Ms. Bruner has deep financial, accounting and strategic planning expertise, as well as global operations and leadership experience, that provides valuable insights and contributions to our Board. Ms. Bruner is the former Executive Vice President, Administration and Chief Financial Officer of SanDisk Corporation, a supplier of flash storage products, a role she held from 2004 until its acquisition by Western Digital in 2016. Previously, she was Senior Vice President and Chief Financial Officer of Palm, Inc., a provider of handheld computing and communications solutions, from 1999 until 2004. Prior to Palm, Inc., Ms. Bruner held financial management positions at 3Com Corporation, Ridge Computers and Hewlett-Packard Company.

Key skills and qualifications

Executive Leadership; Financial and Accounting; Strategy and Innovation; Global Business: Ms. Bruner’s career has been distinguished by roles of increasing responsibility in and oversight of financial management. These roles included serving as Chief Financial Officer at SanDisk Corporation and Palm, Inc. Ms. Bruner’s experience also included setting corporate strategy and diversifying businesses into new product areas that are less cyclical and less capital intensive, while focusing on the core business. As CFO at SanDisk, Ms. Bruner was also responsible for information technology, legal, real estate and facilities.

Industry and Technology: Ms. Bruner’s career has been centered in the technology sector, giving her particular insight into the challenges and opportunities of our sector and industry, as well as our end markets. Ms. Bruner’s extensive experience in the semiconductor industry at SanDisk provided an understanding of the capital intensity, business cycles, customers and engineering requirements of the semiconductor equipment business, which she brings to our Board.

Risk Management; Cybersecurity: In Ms. Bruner’s role at SanDisk, she was responsible for the firm’s enterprise risk management and information technology, including cybersecurity. As a director, Ms. Bruner, together with the board committees she sits on, oversees enterprise risk management and cybersecurity at all the companies on which she currently serves as a board member, including at Rapid7, a security data and analytics solutions provider. She brings valuable insights from this experience to our Board to facilitate its oversight and considerations of these important topics.

INDEPENDENT

Age: 66

Director Since: 2016

Board Committees

•  Audit (Chair)

•  Corporate Governance and Nominating (Chair)

Other Current Public Company Directorships

•  Qorvo, Inc.

•  Rapid7, Inc.

•  Seagate Technology plc

Former Public Company Directorships (within last five years)

•  Varian Medical Systems, Inc.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 3

    PROPOSAL 1 – Election of Directors

Xun (Eric) Chen

Executive Chairman, ParityBit Technologies, Inc.

Dr. Chen has extensive experience establishing, working for and investing in companies in the technology sector and related industries. Since August 2023, Dr. Chen has been Executive Chairman of ParityBit Technologies, Inc. (“ParityBit”), a data technology company he co-founded. From 2018 to August 2023, Dr. Chen was a Managing Partner of SB Investment Advisers (“SBIA”), an investment adviser focused on investments in the technology sector. Prior to joining SBIA, Dr. Chen was the Chief Executive Officer and Co-Founder of ParityBit. He served as CEO of ParityBit since it was founded in 2015, except from 2016 until 2017, when ParityBit was a portfolio company of Team Curis Group, a group of integrated biotechnology and data technology companies and laboratories, during which time Dr. Chen served as CEO of Team Curis Group. From 2008 to 2015, Dr. Chen served as a managing director of Silver Lake, and prior to Silver Lake, he was a senior vice president and member of the executive committee of ASML Holding N.V. Dr. Chen joined ASML following its 2007 acquisition of Brion Technologies, Inc., a company he co-founded in 2002 and served as Chief Executive Officer. Prior to Brion Technologies, Dr. Chen was a senior vice president at J.P. Morgan.

Key skills and qualifications

Industry and Technology; Strategy and Innovation; Growth and Emerging Technologies: Dr. Chen’s career has focused on the technology sector, and he provides his expertise on our industry, technologies and end markets in the boardroom. Dr. Chen is currently Executive Chairman of ParityBit, a technology company focused on leveraging the power of Big Data, AI technologies, and privacy computing. His other relevant experiences include serving as a Managing Partner of SBIA, an investment adviser focused on investments in the technology sector, serving as a managing director at Silver Lake, a leading private investment firm focused on technology-enabled and related growth industries, and founding and serving as CEO of Brion Technologies, a firm working in computational lithography for integrated circuits in semiconductor manufacturing.

Executive Leadership; Global Business: The Board values Dr. Chen’s perspective gained through his various leadership roles at firms with global operations. For example, Dr. Chen is currently the Executive Chairman, and prior to joining SBIA was the CEO and Co-Founder, of ParityBit. Dr. Chen grew ParityBit’s presence globally, including throughout the Asia Pacific Region. Prior to this, Dr. Chen worked at ASML Holding N.V., an industrial manufacturer for chipmakers in the semiconductor industry that is headquartered in The Netherlands and has over 60 locations globally.

INDEPENDENT

Age: 55

Director Since: 2015

Board Committees

•  Human Resources and Compensation

•  Strategy and Investment

Other Current Public Company Directorships

•  None

Former Public Company Directorships (within last five years)

•  None

4 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 1 – Election of Directors

Aart J. de Geus

Executive Chair of the Board of Directors, Synopsys, Inc.

Dr. de Geus has extensive executive leadership experience and provides the Board his deep expertise in our industry, technology and corporate strategy. Dr. de Geus currently serves as Executive Chair of the Board of Directors of Synopsys, Inc., the leading provider of electronic design automation software, design IP and related services for semiconductor design companies. Since founding Synopsys in 1986, Dr. de Geus has held various positions at the company, including serving as Chief Executive Officer or co-Chief Executive Officer from 1994 to January 2024, Chairman of the Board from 1998 to January 2024, Senior Vice President of Engineering and Senior Vice President of Marketing. Prior to founding Synopsys, Dr. de Geus was employed by General Electric, where he was the Manager of the Advanced Computer-Aided Engineering Group.

Key skills and qualifications

Industry and Technology; Executive Leadership; Strategy and Innovation; Global Business; Risk Management: As the leading founder of Synopsys, Dr. de Geus has grown Synopsys for over three and a half decades and has held senior roles in engineering and marketing before becoming Chief Executive Officer and subsequently Executive Chair of the Board. He has been involved in all aspects of executive leadership at Synopsys, including determining corporate strategy, overseeing enterprise risk management, closing well over a hundred strategic acquisitions and transactions, and expanding the operations globally. Synopsys now has offices and development centers in North America, Europe, Armenia, Israel, India, Japan, Vietnam, South Korea and China.

Growth and Emerging Technologies; Government Policy and Sustainability: Dr. de Geus has expanded Synopsys from a start-up synthesis company to a global high-tech leader in electronic design automation. He has long been considered one of the world’s leading experts on logic synthesis and simulation, frequently keynotes major conferences, is a member of the National Academy of Engineering and the recipient of numerous awards, including the IEEE Robert N. Noyce Medal, the Global Semiconductor Alliance Dr. Morris Chang Exemplary Leadership Award, and the Silicon Valley Leadership Group Lifetime Achievement Award. As a longtime CEO, Dr. de Geus has experience in government policy, such as the CHIPS Act and evolving international export controls, as well as driving sustainability initiatives in the context of regulatory requirements and stakeholder input.

INDEPENDENT

Age: 70

Director Since: 2007

Board Committees:

•  Strategy and Investment

Other Current Public Company Directorships:

•  Synopsys, Inc.

Former Public Company Directorships (within last five years):

•  None

Other Directorships and Memberships

•  Executive Board Member and Past Chairman, Silicon Valley Leadership Group

•  Board Member, Global Semiconductor Alliance

•  Governing Council Member, Electronic System Design Alliance

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 5

    PROPOSAL 1 – Election of Directors

Gary E. Dickerson

President and Chief Executive Officer, Applied Materials, Inc.

Mr. Dickerson has been President of Applied Materials since 2012 and Chief Executive Officer and a member of the Board of Directors since 2013. Mr. Dickerson joined Applied following its acquisition in 2011 of Varian Semiconductor Equipment Associates, Inc., a supplier of semiconductor manufacturing equipment. Mr. Dickerson had served as Chief Executive Officer and a director of Varian since 2004. Prior to joining Varian in 2004, Mr. Dickerson served 18 years at KLA-Tencor Corporation, a supplier of process control and yield management solutions for the semiconductor and related industries, where he held a variety of roles, including President and Chief Operating Officer. Mr. Dickerson started his semiconductor career in manufacturing and engineering management at General Motors’ Delco Electronics Division and AT&T Technologies, Inc.

Key skills and qualifications

Industry and Technology; Executive Leadership; Strategy and Innovation; Global Business; Risk Management: Mr. Dickerson has over three decades of experience in executive-level positions at large multi-national companies in the semiconductor and technology industries, including nearly two decades as a chief executive officer at Varian and Applied. Mr. Dickerson’s knowledge of our industry, technologies and end markets provides important insight and leadership to the oversight, planning and execution of our business strategy and operations. At Applied, this has resulted in the company being the world’s leading semiconductor and display equipment company with over $27 billion in annual revenues and operations in 24 countries.

Growth and Emerging Technologies; Service, Sales and Operations; Government Policy and Sustainability: Throughout Mr. Dickerson’s career, he has held roles responsible for identifying and developing emerging technologies and service offerings for the semiconductor industry. This includes his first roles in manufacturing and engineering management with General Motors’ Delco Electronics Division and AT&T Technologies, 18 years at KLA-Tencor, progressing from roles in product development and general management of products, sales and services business units to his appointment as President and Chief Operating Officer, and to his leadership and contributions as Chief Executive Officer at Varian and Applied. Mr. Dickerson has government policy experience in guiding Applied through the geopolitical and regulatory environment, as well as from his past service as a board of member of the U.S.-China Business Council. Mr. Dickerson’s experience in sustainability stems from his deep involvement in developing Applied’s sustainability roadmap and championing its sustainability initiatives. Mr. Dickerson draws on these experiences to provide leadership and insight in guiding our core semiconductor business, and as we develop new technologies and services to enable significant value creation for our customers and shareholders.

EXECUTIVE DIRECTOR Age: 67 Director Since: 2013 Board Committees • None Other Current Public Company Directorships • None Former Public Company Directorships (within last five years) • None

6 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

        PROPOSAL 1 – Election of Directors

Thomas J. Iannotti

Senior Vice President and General Manager, Enterprise Services, Hewlett-Packard Company (retired)

Mr. Iannotti serves as the Chairman of the Board of Applied. Mr. Iannotti has extensive leadership experience at global firms where he gained invaluable expertise in service management, offerings for technology companies, and operational processes. He served as Senior Vice President and General Manager, Enterprise Services, for Hewlett-Packard Company, a technology solutions provider to consumers, businesses, and institutions globally, from 2009 until his retirement in 2011. Prior to that role, Mr. Iannotti held various executive positions at Hewlett-Packard, including Senior Vice President and Managing Director, Enterprise Business Group, Americas. Mr. Iannotti also worked at Digital Equipment Corporation, a vendor of computer systems and software, and at Compaq Computer Corporation, a supplier of personal computing systems, following its acquisition of Digital Equipment Corporation.

Key skills and qualifications

Industry and Technology; Executive Leadership; Strategy and Innovation; Global Business: Mr. Iannotti had a distinguished three-decade career managing large, complex global businesses in the electronics and technology industries. He held numerous executive positions at Hewlett-Packard, with his final role as Senior Vice President and General Manager, Enterprise Services, responsible for driving profitable revenue growth and customer satisfaction across the globe. Mr. Iannotti also chaired the Americas Leadership Team responsible for managing cross-business group strategies and developing partnerships with key Hewlett-Packard stakeholders. His other relevant experience included working at Digital Equipment Corporation, a vendor of computer systems and software, and at Compaq Computer Corporation, a supplier of personal computing systems.

Service, Operations and Manufacturing; Risk Management: While at Hewlett-Packard, Mr. Iannotti was integral in setting and executing operational and service strategies for the Enterprise Services group, which supported and provided services and products for all of the company’s offerings. Mr. Iannotti’s roles also involved oversight and management of risk, and he has served as the lead independent director of the board of directors of a large, public global services company. These experiences provide important input to our Board and are an integral part of successful planning and execution of our long-term vision, including the Board’s oversight of Applied’s enterprise risk management program.

Chairman of the Board

INDEPENDENT

Age: 68

Director Since: 2005

Board Committees

•  Human Resources and Compensation (Chair)

Other Current Public Company Directorships

•  Rigetti Computing, Inc.

Former Public Company Directorships (within last five years)

•  Atento S.A.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 7

        PROPOSAL 1 – Election of Directors

Alexander A. Karsner

Senior Strategist, X (parent company: Alphabet Inc.)

Mr. Karsner has extensive global executive leadership experience as well as deep expertise in technology innovation, private equity, public policy and regulation, corporate strategy and sustainability. He is currently a Senior Strategist at X (the Moonshot Factory), the innovation lab of Alphabet Inc., and Executive Chairman of Manifest Energy Inc., an energy technology development and investment firm he founded in 2009. Mr. Karsner is also Founder of Elemental, which innovates market-based solutions and technology for conservation and environment.

Key skills and qualifications

Executive Leadership; Global Business: Mr. Karsner has over 30 years of experience in executive leadership positions with numerous organizations with significant global operations, including his current role at X and public company board experience at ExxonMobil. Mr. Karsner was the Founder and Managing Director of Enercorp., a company involved in international project development, management and financing of energy infrastructure.

Industry and Technology; Growth and Emerging Technologies; Strategy and Innovation: Mr. Karsner currently serves as Senior Strategist at X, which has catalyzed technologies for autonomous vehicles, drone delivery and industrial robotics. From 2016 to 2019, Mr. Karsner served as Managing Partner of Emerson Collective, an investment platform funding venture and private equity portfolios, as well as non-profit, philanthropic investments advancing education, immigration, health and the environment. As a private equity investor, venture partner and strategic advisor, Mr. Karsner’s portfolios have included some of the most innovative startups over the last 15 years, such as Nest (AI), Tesla (mobility), Recurrent (solar), Codexis (biotech), Boom (aerospace) and Carbon (3-D printing).

Government Policy and Sustainability: Mr. Karsner has extensive experience in government policy and relations, and offers our Board valuable insight into the regulatory environment. From 2006 to 2008, he served as Assistant Secretary for Energy Efficiency and Renewable Energy at the U.S. Department of Energy, responsible for multi-billion dollar federal applied science R&D programs and national labs. In this role, he helped assemble significant bipartisan coalitions to implement the Energy Policy Act and enact the Energy Independence and Security Act and the America Competes Act. Mr. Karsner was a U.S. Principal representative to the United Nations Framework Convention on Climate Change and a delegate to the bilateral U.S.-China and U.S.-India Track II dialogues on Climate Change, and is a member of the Council on Foreign Relations and the Trilateral Commission. Mr. Karsner also serves on the board of Conservation International and is a member of the boards of advisors of the Energy Futures Initiative, MIT Energy Initiative, MIT Media Lab, the Precourt Institute for Energy at Stanford University and the Polsky Center for Entrepreneurship at the University of Chicago. With these experiences, Mr. Karsner brings a valuable perspective to our Board’s oversight of sustainability, government relations and public policy engagement strategies.

INDEPENDENT

Age: 57

Director Since: 2008

Board Committees

•  Corporate Governance and Nominating

•  Human Resources and Compensation

Other Current Public Company Directorships

•  Exxon Mobil Corporation

Former Public Company Directorships (within last five years)

•  Broadscale Acquisition Corp.

Other Directorships and Memberships

•  Board Member of Conservation International

•  Advisory Board Member of: Energy Futures Initiative; Precourt Institute for Energy, Stanford University; MIT Energy Initiative; MIT Media Lab; Polsky Center for Entrepreneurship, University of Chicago

8 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 1 – Election of Directors

Kevin P. March

Senior Vice President, Chief Financial Officer of Texas Instruments, Incorporated (retired)

Mr. March brings deep semiconductor industry experience, strong financial expertise, and executive leadership to our Board. Mr. March joined Texas Instruments Incorporated, a global semiconductor company, in 1984 and built a career of varying positions of increasing responsibility over his 33-year tenure at the company. He was appointed Controller in 2002 and was named Chief Financial Officer in 2003.

Key skills and qualifications

Industry and Technology; Strategy and Innovation; Service, Operations and Manufacturing; Global Business: Mr. March was a longtime executive of Texas Instruments, with extensive experience in the semiconductor industry. Mr. March held numerous roles in finance, operations and business management across corporate and business unit functions during his career at Texas Instruments. Mr. March’s leadership was instrumental in shaping Texas Instruments into a focused semiconductor company, including his role in the formation of the company’s global Analog Semiconductor segment, which became the world’s largest analog semiconductor business.

Executive Leadership; Financial and Accounting; Risk Management: From 2003 to 2017, Mr. March served as Senior Vice President and Chief Financial Officer of Texas Instruments, where he led its finance organization and developed the company’s capital management strategy and was also responsible for executive management of the company’s global information technology services, procurement, logistics, facilities, and operations planning. In addition to being a member of the company’s management committee, Mr. March was a member of its strategic leadership team. At Texas Instruments, Mr. March led the company’s assessment and management of strategic, financial and operational risks, including facilitating the oversight of risk management processes by the company’s board of directors. Given the breadth and scope of its businesses and range of strategic, operational, financial and compliance risks, Mr. March’s experience at Texas Instruments positions him well to provide Applied with guidance across our risk landscape.

INDEPENDENT

Age: 67

Director Since: 2022

Board Committees:

•  Audit

•  Corporate Governance and Nominating

Other Current Public Company Directorships

•  None

Former Public Company Directorships (within last five years)

•  None

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 9

    PROPOSAL 1 – Election of Directors

Yvonne McGill

Chief Financial Officer, Dell Technologies Inc.

Ms. McGill has extensive executive leadership experience and provides the Board deep industry expertise, financial acumen, and strategic planning experience. She has been Chief Financial Officer of Dell Technologies Inc. (“Dell”), a leading global end-to-end technology provider, since August 2023, and previously held various leadership positions at Dell since joining the company in 1997, including corporate controller and CFO of the Infrastructure Solutions Group, CFO of Asia-Pacific, Japan and China business, and Chief Accounting Officer.

Key skills and qualifications

Executive Leadership; Financial and Accounting; Strategy and Innovation; Risk Management: Since joining Dell in 1997, Ms. McGill has served in various finance leadership roles, including her current role as Chief Financial Officer. At Dell, Ms. McGill oversees all aspects of the company’s finance function, including accounting, financial planning and analysis, tax, treasury and investor relations, as well as corporate development, global business operations and Dell financial services. She also partners closely with the office of Dell’s CEO to develop and execute a long-term strategy that creates value for Dell’s stakeholders. Prior to Dell, Ms. McGill worked at ManTech International Corporation and Price Waterhouse. Ms. McGill is a Certified Public Accountant (inactive).

Industry and Technology; Global Business: During her over 27-year career at Dell, Ms. McGill has gained experience across the company’s comprehensive portfolio of IT hardware, software and service solutions spanning both traditional infrastructure and emerging, multi-cloud technologies. Ms. McGill’s deep knowledge and expertise in the technology sector, including with regards to our end-users and the markets in which we compete, offer valuable insights to our Board.

INDEPENDENT

Age: 57

Director Since: 2019

Board Committees:

•  Audit

•  Corporate Governance and Nominating

Other Current Public Company Directorships

•  None

Former Public Company Directorships (within last five years)

•  None

10 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 1 – Election of Directors

Scott A. McGregor

President and Chief Executive Officer, Broadcom Corporation (retired)

Mr. McGregor brings to our Board executive leadership and deep experience working in the semiconductor and technology industries over many decades. Mr. McGregor served as President and Chief Executive Officer and as a member of the board of directors of Broadcom Corporation, a world leader in wireless connectivity, broadband and networking infrastructure, from 2005 until the company was acquired by Avago Technologies Limited in 2016. Mr. McGregor joined Broadcom from Philips Semiconductors (now NXP Semiconductors), where he was President and Chief Executive Officer. He previously served in a range of senior management positions at Santa Cruz Operation Inc., Digital Equipment Corporation (now part of HP), Xerox Corporation’s Palo Alto Research Center (PARC) and Microsoft, where he was the architect and development team leader for Windows 1.0.

Key skills and qualifications

Industry and Technology; Executive Leadership; Global Business: Mr. McGregor was CEO of Philips Semiconductors (now NXP Semiconductors), headquartered in the Netherlands, where he oversaw one of the world’s largest semiconductor suppliers. Mr. McGregor was also President and CEO of Broadcom, where he was responsible for guiding the strategic direction of the company, business development and day-to-day operations.

Growth and Emerging Technologies; Strategy and Innovation: Throughout his career, Mr. McGregor held strategic roles developing new technologies and growing businesses in new directions. Mr. McGregor started his career at Xerox PARC working on user interface design for the world’s first personal computers. He then joined Microsoft and led the team that created the first version of Microsoft Windows. After pivoting to the semiconductor industry, Mr. McGregor continued to lead through technological innovation at both Broadcom and Philips Semiconductors, expanding each company’s footprint and offerings. At Broadcom, Mr. McGregor led revenue growth from $2.4 billion to over $8 billion during his tenure as CEO.

Financial and Accounting; Cybersecurity; Risk Management: As CEO of Broadcom and Philips Semiconductors for approximately 15 years, Mr. McGregor had oversight responsibility for financing activities, risk management and cybersecurity at large companies within the semiconductor industry. As a result of these experiences, as well as oversight of cybersecurity as a board member at Equifax, Mr. McGregor brings invaluable insights in these areas to our Board.

INDEPENDENT

Age: 68

Director Since: 2018

Board Committees:

•  Audit

•  Strategy and Investment (Chair)

Other Current Public Company Directorships

•  Equifax, Inc.

Former Public Company Directorships (within last five years)

•  Luminar Technologies, Inc.

Chairman Emeritus

James C. Morgan became Chairman Emeritus in 2009, following his retirement as our director and Chairman of the Board. Mr. Morgan spent more than 31 years as a director and employee of Applied, including over 20 years as Chairman of the Board.

Mr. Morgan first joined Applied in 1976 and served as Chief Executive Officer from 1977 to 2003. As Chairman Emeritus, Mr. Morgan does not attend any Board or Committee meetings, has no voting rights and receives no retainer or meeting fees.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 11

        Board and Corporate Governance Practices

Board and Corporate Governance Practices

Board Composition and Nominee Considerations

Nominee Skills and Experience

Listed below are certain of the key skills and experience that the Board considers important for our directors to have in light of our current business in order to contribute to the effective leadership and exercise of oversight responsibilities by the Board.

Industry and Technology	Experience with and knowledge of our industry and technologies, as well as our end markets, facilitate a deeper understanding within the Board of our equipment and service products and the markets in which we compete.

Executive Leadership	Experience in executive-level positions at large multi-national companies, including public company board experience, contributes practical insight into our business strategy and operations.

Growth and Emerging Technologies	Experience with identifying and developing emerging technologies is important to our growth strategies and provides important insights as we develop new technologies and grow our business in new areas.

Global Business	Experience in a leadership role at an organization with substantial global operations can provide valuable business and cultural perspectives.

Financial and Accounting	Experience with financial markets, financing operations, and accounting and financial reporting processes provides important oversight of our capital structure, financing activities, and financial reporting and internal controls.

Service, Operations and Manufacturing	Experience with and understanding of service management and service offerings for technology companies, manufacturing operations and other operational processes contribute to understanding our business and can also provide important insights into the operations of our customers.

Strategy and Innovation	Experience in setting and executing corporate strategy and with strategic transactions is important to the successful planning and execution of our long-term vision.

Cybersecurity	Experience managing cybersecurity, information and data security risks or cybersecurity threats can provide important input to the Board in its oversight of the Company’s cybersecurity risks.

Risk Management	Experience overseeing enterprise risk management or business continuity planning in a large organization, or other experience in managing risk at the enterprise level or in a senior compliance or regulatory role, provides important input to the Board in its oversight of the Company’s enterprise risk management program.

Government Policy and Sustainability	Experience working with government policy offers us insight into the regulatory environment in which we operate, and experience with sustainability initiatives contributes to the Board’s oversight of our sustainability strategy.

12 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

        Board and Corporate Governance Practices

Board Matrix

The matrix below shows certain of the key experiences, qualifications, skills and attributes that our director nominees bring to the Board to enable effective oversight. The matrix is intended to provide a summary of our director nominees’ qualifications and is not a complete list of each director nominee’s strengths or contributions to the Board. Additional details of each director nominee’s experiences, qualifications, skills and attributes are set forth in their biographies.

Skills and Experience

Industry and Technology	●	●	●	●	●	●	●	●	●	●

Executive Leadership	●	●	●	●	●	●	●	●	●	●

Growth and Emerging Technologies	●		●	●	●		●			●

Global Business	●	●	●	●	●	●	●	●	●	●

Financial and Accounting		●						●	●	●

Service, Operations and Manufacturing	●				●	●		●

Strategy and Innovation	●	●	●	●	●	●	●	●	●	●

Cybersecurity		●								●

Risk Management		●		●	●	●		●	●	●

Government Policy and Sustainability				●	●		●

Tenure and Independence

Tenure (years)	4	8	9	17	11	19	16	2	5	7

Independence	●	●	●	●		●	●	●	●	●

Demographics

Age	63	66	55	70	67	68	57	67	57	68

Gender Identity	F	F	M	M	M	M	M	M	F	M

African American or Black

Alaskan Native or Native American

Asian	●		●

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White		●		●	●	●	●	●	●	●

LGBTQ+

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 13

    Board and Corporate Governance Practices

Diversity. Our Board values having a Board that reflects diverse perspectives, including those based on gender, ethnicity, skills, experience at policy-making levels in areas that are relevant to the Company’s global activities, and functional, geographic or cultural backgrounds. Our Board has adopted a Policy on Board Diversity within our Corporate Governance Guidelines, which reflects the Board’s commitment to actively seek out women and ethnically diverse director candidates and to consider the factors above, among others, in the context of the current composition of the Board and needs of the Company, when identifying and evaluating director candidates.

Independence. The Board’s Governance Committee expects each non-employee director to be free of relationships, interests or affiliations that could give rise to conflicts of interest or interfere with the director’s exercise of independent judgment. Applied’s Corporate Governance Guidelines require that a majority of our directors must be independent, and that our Audit, HRCC and Governance Committees must consist solely of independent directors. Director independence is determined under Nasdaq listing standards and SEC rules. The Board has affirmatively determined that, other than Mr. Dickerson, our Chief Executive Officer, all members of the Board who served during 2024 and all director nominees are independent under applicable Nasdaq listing standards and SEC rules.

Tenure. The Board believes that new ideas and perspectives are critical to a forward-looking and strategic Board, as are the valuable experiences and deep understanding of Applied’s business and industries that longer-serving directors offer. Our Corporate Governance Guidelines do not impose a term limit on Board service, but our directors are not typically nominated for re-election after they reach the age of 72. As a result of our ongoing Board refreshment efforts, we have added two new directors to the Board over the last five years, which has resulted in a balanced range of tenures, ensuring both continuity and fresh perspectives among our director nominees.

Board Composition and Refreshment

Identification of New Director Candidates. Identifying and recommending individuals for nomination and election to our Board is a principal responsibility of our Governance Committee, which performs this function through an ongoing process.

The Governance Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. In its consideration of potential director candidates, the Governance Committee reviews the short-term and long-term strategies and interests of the Company to determine what current and future skills and experiences are required of the Board in exercising its oversight function. Specific search criteria evolve over time to reflect the Company’s dynamic business and strategic needs and the changing composition of the Board, and may include factors such as:

»	Operating experience or thought leadership in key markets, industries, technologies, or business models that are aligned with the Company’s strategic growth plans;

»	Business or cultural background in regions where the Company does significant business;

»	Senior executive leadership and management experience; and

»	Subject matter expertise in such areas as corporate finance and financial reporting, governance, compensation, risk management and operations.

The Governance Committee also considers succession planning in light of anticipated retirements, and for Board and Committee Chair roles, to maintain relevant expertise and depth of experience.

In addition, all director candidates are also expected to possess or demonstrate:

»	Sound judgment, analytical and inquisitive perspective, and practical wisdom;

»	Strategic mindset and an engaged and collaborative approach;

»	Independence, personal and professional ethics, integrity and values; and

»	Commitment to representing the long-term interests of Applied’s shareholders.

The Governance Committee may retain a search firm to assist in identifying and evaluating new candidates for director nominees and may also consider referrals from directors, shareholders, or other sources. The Governance Committee evaluates and interviews potential Board candidates and makes appointment recommendations to the full Board. All members of the Board may interview candidates.

14 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Board and Corporate Governance Practices

Regular Review of Board Composition Drives Refreshment

Recent Board Refreshment. As a result of the foregoing process, the Board has added two new directors, Ms. Borkar and Mr. March, over the last five years, each of whom brings valuable and diverse backgrounds and perspectives to the Board.

Re-nomination of Directors for Election at Annual Meeting. In considering whether to recommend re-nomination of a director for election at our Annual Meeting, the Governance Committee considers factors such as:

»

The extent to which the director’s skills, qualifications and experience continue to contribute to the success of our Board, taking into account current core competencies of the Board, and the mix of desired skills and experience;

»	Feedback from the annual Board evaluations and individual discussions between each director and our Chair;

»	Attendance and participation at, and preparation for, Board and Committee meetings;

»	Shareholder feedback, including the support received by director nominees elected at our 2024 Annual Meeting;

»	Outside board service and other time commitments, including the nominee’s compliance with the limits on outside board service set forth in our Corporate Governance Guidelines; and

»	Employment and other affiliations, including any actual or perceived conflicts of interest.

Based on the Governance Committee’s recommendation, the Board selects director nominees and recommends them for election by Applied’s shareholders.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 15

    Board and Corporate Governance Practices

Shareholder Recommendations or Nominations. The evaluation procedures described above apply to all candidates for director nomination, including candidates submitted by shareholders. Shareholders wishing to recommend a candidate for consideration by the Governance Committee should submit the candidate’s name, biographical data and a description of their qualifications in light of the criteria listed above to: Teri A. Little, Corporate Secretary, Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58039, Santa Clara, CA 95054, or by e-mail at corporatesecretary@amat.com.

Shareholders wishing to nominate a director should follow the specific procedures set forth in our Bylaws.

Corporate Governance

Corporate Governance Guidelines

Applied’s Corporate Governance Guidelines establish the governance framework within which the Board conducts its business and fulfills its responsibilities. These guidelines and other important governance materials are available on our website at: https://www.appliedmaterials.com/us/en/about/corporate-governance.html. The Board regularly reviews our Corporate Governance Guidelines in light of legal and regulatory requirements, evolving best practices and other developments.

Board Leadership

Our corporate governance framework provides the Board flexibility to determine the appropriate leadership structure for the Company and whether the roles of Chair and CEO should be separated or combined. If the role of Chair is filled by a director who does not qualify as an independent director, the independent directors will designate a Lead Independent Director. As discussed below, our Chair is currently an independent director. However, if Applied were to designate a Lead Independent Director in the future, our Corporate Governance Guidelines set forth the roles and authority such individual would have, including, among other things, presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, having the authority to call meetings of the independent directors, and serving as a liaison for consultation and direct communication with shareholders.

The Board believes that it is currently appropriate to separate the roles of Chair and CEO. The CEO is responsible for setting our strategic direction and the day-to-day leadership of our business, while the Chair, along with the rest of our independent directors, ensures that the Board’s time and attention are focused on effective oversight of the matters most critical to Applied. Mr. Iannotti, an independent director, currently serves as the Chair of the Board. Mr. Iannotti has significant experience and knowledge of Applied, including having worked with two CEOs and different management teams at Applied, and the Board believes that his deep knowledge of the Company and our industry, as well as his strong leadership and governance experience, enables him to lead the Board effectively and independently.

As the independent Board Chair, Mr. Iannotti’s roles include:

»	Presiding at all meetings of the Board, including executive sessions of the independent directors

»	Having the authority to call meetings of the Board and of the independent directors

»	Serving as a liaison between the CEO and the independent directors

»	Approving information sent to the Board and advising management on the Board’s information needs

»	Approving meeting agendas and meeting schedules

»	Having the authority to retain outside advisors and consultants who report directly to the Board

»	Presiding at all meetings of shareholders

»	Serving as a liaison for direct communication with shareholders

»	Providing direct guidance to the CEO, including advising on executing the Company’s long-term strategy

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»	Leading, along with the members of the HRCC and the other independent directors, the annual performance review of the CEO

»	In conjunction with the relevant committees of the Board, reviewing and assessing director performance and compensation, and the size and composition of the Board

The Chairs of all the Board’s Committees – Audit, Governance, HRCC and Strategy and Investment – are also independent directors.

Director Onboarding and Education

When new directors join our Board, they participate in a comprehensive onboarding program to learn about our industry, business, strategies and policies. The multi-day onboarding program includes meetings with senior executives to discuss our businesses, strategy and operations, and our corporate functions, such as finance, technology, information systems and legal, and a tour of the Maydan Technology Center, our state-of-the-art R&D facility. New directors also meet with the executives and staff supporting the Committees on which they sit, as well as the Committees’ external consultants and advisors. Each new director is also partnered with an experienced fellow director “mentor” to facilitate the integration of the new director to the Board.

For continuing education regarding our business and industry, we provide presentations by internal and external experts during Board meetings on topics such as technology inflections, industry trends, and developments in the geopolitical, macroeconomic and sustainability landscapes, with a particular focus on the implications and impact to the Company. Our Board and Committees also regularly review developments in corporate governance to continue enhancing the Board’s effectiveness. We encourage directors to participate in external continuing director education programs and provide reimbursement for expenses associated with this participation.

Throughout the year, Board members also visit our manufacturing facilities and attend Company events, including our Engineering and Technology (ET) Conference, Culture of Inclusion Summit, and the announcement of our investment to build the Equipment and Process Innovation and Commercialization (EPIC) Center, an advanced facility for collaborative semiconductor process technology and manufacturing equipment R&D. In 2024, the Board held a meeting at our Austin, Texas offices, during which directors met with members of our employee resource groups and participated in a guided tour of our recently-built Logistics Service Center. Also in 2024, the Board held a meeting in South Korea, where directors met with key customers and our regional executives, and participated in an employee event celebrating the 35th anniversary of the establishment of Applied Materials Korea. These interactions, along with meetings with leaders below the CEO Executive Leadership Team level throughout the year, offer directors additional visibility to provide effective oversight of the Company’s strategies, operations and culture.

Board and Committee Evaluations

Our Board recognizes that a thorough, constructive evaluation process enhances our Board’s effectiveness and is an essential element of good corporate governance. Each year, the Governance Committee, in consultation with our independent Board Chair, reviews and determines the design, scope, content and execution of the evaluation process, including whether to modify the written evaluation questionnaire or to engage a third party to facilitate the evaluation.

In 2023, the Governance Committee reviewed the evaluation process that had been in place for a number of years and considered the input of Board members on the evaluation process. Based on this review, the Governance Committee determined to make enhancements to the process to include more focused questions to invite open-ended responses, rather than numerical ratings, on each director’s assessments of the Board, the Board Committees and individual directors. Written questionnaires were used for the 2023 and 2024 evaluations to solicit feedback on a range of topics, including overall Board effectiveness; Board dynamics and communications; interaction with management; Board skills and experience; the role of the Board and Committee chairs; and information and resources needed for the effective functioning of the Board.

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    Board and Corporate Governance Practices

Following completion of the written questionnaires, all written comments were provided to the Chair, who met with each director individually to discuss additional input on these topics and to provide individual feedback. Directors were also invited to provide feedback on our Board Chair to the Chair of the Governance Committee. Committee chairs led a discussion of evaluation results for their respective Committees and a summary of Board and Committee evaluation results was discussed with the full Board, including suggestions for updating policies and practices per evaluation results.

2024 Board Evaluation Process

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Board’s Role in Risk Oversight

One of the Board’s most important functions is overseeing risk management for the Company. While Applied’s management team is responsible for the day-to-day management of risk, the Board is responsible for ensuring that the risk-management processes designed and implemented by management are functioning as intended. Applied’s risk oversight framework illustrated below shows the close interaction between the full Board, individual committees and senior management.

Applied has implemented an enterprise risk management (“ERM”) program, overseen by the Audit Committee, which provides an enterprise-wide perspective on Applied’s risks. The Board has established a management committee to oversee and monitor the ERM program. The ERM Committee, comprising members of Applied’s senior management, is led by our CFO and Chief Legal Officer, with representatives from the Company’s largest business segment and supply chain operations.

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The risks identified by the ERM program are reported to the Board, with a focus on the most significant risks facing the Company, including strategic, operational, financial, legal and compliance risks. Our most recent ERM assessment identified cybersecurity, geopolitical environment, artificial intelligence, and talent scalability and succession as among the top risks for the Company. Oversight responsibility for a particular risk may fall within an area of responsibility and expertise of one of the Board Committees. Management presents regular analyses of risk mitigation strategies to the Board or the respective Committee with oversight responsibility for the relevant risk. The ERM Committee reports to the Audit Committee at least semi-annually and provides a broader annual risk mitigation update to the full Board.

Risk Assessment of Compensation Programs. We have assessed our compensation policies, plans and practices, and determined that they do not create risks that are reasonably likely to have a material adverse effect on Applied. To make this determination, our management reviewed Applied’s compensation policies, plans and practices, and assessed the following aspects: design, payment methodology, potential payment volatility, relationship to our financial results, length of performance period, risk-mitigating features, performance measures and goals, oversight and controls, and plan features and values compared to market practices. Management reviewed its analysis with the HRCC, which agreed with this determination. Applied also has in place various controls to mitigate risks relating to compensation policies, plans and practices, such as executive stock ownership guidelines and a clawback policy that enables the recovery of certain incentive compensation payments in certain circumstances.

Board’s Role in Oversight of Strategy

The Board and its Committees actively engage with management to provide guidance on and oversight of Applied’s business strategy throughout the year. The Board dedicates one meeting annually to focus on Applied’s long-term strategy, which include strategic plans from members of senior management on the priorities and implementation strategies for their respective lines of business. These strategic plans guide Applied’s actions to manage risk and deliver shareholder value. The Board’s expanded strategy sessions also include presentations by internal experts to discuss technologies and markets relevant to our core businesses as well as adjacent and emerging technologies. In addition, various elements of strategy are discussed at every Board meeting, as well as at meetings of the Board’s Committees, including the Strategy and Investment Committee. In order to assess performance against our strategic plans, the Board receives regular updates on progress and execution, and provides direction to senior management throughout the year.

To enhance its oversight of Applied’s strategy and process for considering long-term trends within the Company’s industries, the Board also leverages Applied’s Growth Technical Advisory Board, which is composed of leading academic and industry luminaries with a diverse set of backgrounds in fields such as science, technology, government and education. This Advisory Board, which includes a former member of the Applied Board, provides Applied and the Board with additional independent insights on how major industries will continue to evolve in a technology-centric world.

Management Succession Planning

The Board and the HRCC recognize that developing the capabilities of Applied’s executives is vital to our ability to capitalize on our opportunities and increase long-term shareholder value. Accordingly, one of the HRCC’s goals is to oversee the Company’s programs that foster executive capability and retention, with emphasis on leadership development, management capabilities and succession plans.

We build our leadership capability using a multi-step approach to succession planning for our most critical roles, including CEO, executive and technology leadership positions. Our executive succession planning process is a carefully designed, thoughtful and long-term approach overseen by the HRCC and the Board. With the guidance of the HRCC, the Board also maintains a CEO emergency succession plan. We plan, and prepare as many years in advance as possible, for anticipated transitions to ensure leadership continuity and positive outcomes for the Company. Another key component of succession planning is leadership assessment and development of potential successors, including moving leaders into new, increasingly complex roles that complement their professional development. In addition, diversity of our succession pipelines is a priority of our Board and the Company, and we strive to ensure a diverse succession slate.

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Management reports regularly either to the HRCC or the full Board on executive leadership development and succession planning, ensuring development of the talent needed to lead Applied today and in the future. Board members have opportunities throughout the year to engage with members of senior management and other high-potential leaders in a variety of formal and informal settings, including Board meetings and events, preparatory meetings, analyst meetings, and internal and external business and technology conferences. The HRCC and Board also regularly discuss individual executive transitions as needed over the course of the year. The Board’s goal is to have a long-term and continuing process for succession planning and senior leadership development.

Shareholder Rights

In addition to direct engagement through our recurring shareholder engagement program discussed below, we have instituted a number of mechanisms that allow shareholders to advance their points of view, including:

Right to Call a Special Meeting. Our Bylaws permit shareholders holding at least 10% of our outstanding shares of common stock to call a special meeting. In fiscal 2024, our Board approved an amendment and restatement of our Bylaws to lower the threshold from 20% to 10% in response to majority support of a shareholder proposal on this topic and the feedback we received from shareholders.

Right to Act by Written Consent. Our Certificate of Incorporation permits shareholders holding at least 20% of our outstanding shares of common stock to initiate the process for shareholders to take action by written consent without a meeting.

Proxy Access. Our Bylaws permit proxy access. Any shareholder (or group of up to 20 shareholders) owning 3% or more of Applied’s common stock continuously for at least three years may nominate up to two individuals or 20% of our Board, whichever is greater, as director candidates for election to the Board, and require us to include such nominees in our annual meeting proxy statement.

Majority Voting. Under our Bylaws, in any uncontested election of directors (an election in which the number of nominees does not exceed the number of directors to be elected), any nominee who receives a greater number of votes cast “for” their election than votes cast “against” their election will be elected.

Our Bylaws provide that in the event an incumbent director receives more “against” than “for” votes, they shall tender their resignation after certification of the shareholder vote. Our Governance Committee, composed entirely of independent directors, will consider the offer of resignation, taking into consideration all factors it deems relevant, and recommend to the Board the action to be taken. The Board must take action on the recommendation within 90 days following certification of the shareholder vote. No director who tenders an offer of resignation may participate in the vote on the Governance Committee’s recommendation or the Board’s determination of whether to accept the resignation offer. Applied will publicly disclose the Board’s decision, including, if applicable, the reasons for rejecting an offer to resign.

Shareholder Engagement

We believe that strong corporate governance should include regular engagement with our shareholders to enable us to understand and respond to shareholder concerns.

Investor Relations. Our senior management team, including our CEO, CFO and members of our Investor Relations team, maintain regular contact with a broad base of investors, including through quarterly earnings calls, individual meetings and other channels for communication, to understand their concerns. In 2024, senior management participated in 124 meetings with investors, including 85 meetings with our CFO and 20 with our CEO.

Shareholder Outreach Program. In addition, we have a robust shareholder outreach program, which is a recurring, year-round effort, led by a cross-functional team that includes members of our Investor Relations, Global Rewards, Sustainability and Legal functions, with participation of our independent directors, where appropriate. The engagement enables us to build meaningful relationships over time with our shareholders. The Board’s Governance Committee oversees our shareholder engagement program.

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    Board and Corporate Governance Practices

We engage with a significant cross-section of our shareholder base, including large institutional investors, pension funds and other investors. Feedback received by the Company during these engagements is shared with the Governance Committee, other relevant Committees, the full Board, and relevant members of senior management. Based on feedback from shareholders, we have over the years adopted proxy access, a special meeting right and the right for shareholders to act by written consent, implemented changes to our executive compensation program and provided additional environmental and pay equity disclosures.

During our off-season outreach in 2024, we contacted over 40 of our largest shareholders, who collectively hold more than 50% of our outstanding shares, and engaged in active discussions on these topics with investors who requested meetings, representing approximately 33% of our shares outstanding. Shareholder feedback during these engagements has been widely positive, with no significant concerns raised about Applied’s governance, compensation or sustainability practices.

Key Themes Discussed with Shareholders in 2024

Sustainability	» Applied’s strategy, initiatives and Board oversight related to sustainability matters » Shareholders’ sustainability focus areas
» Applied’s 2030 environmental and social goals and Net Zero 2040 Playbook, including Applied’s collaboration with customers and suppliers

Board Composition and Oversight

»  Thoughtful Board processes for refreshment, succession planning and tenure

»  Board members’ skills, experience and focus areas

»  The Board’s role in overseeing long-term strategy and enterprise risk management

Executive Compensation	» Compensation program, recent actions, metrics, sustainability considerations and link between pay and performance

Corporate Governance	» Governance practices, including Board leadership structure and shareholder rights

Shareholder Communications

Any shareholder wishing to communicate with any of our directors regarding Applied may write to the director, c/o Teri A. Little, Corporate Secretary, Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58039, Santa Clara, CA 95054, or by e-mail at corporatesecretary@amat.com. The Board has instructed the Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary’s discretion, forward items that she deems appropriate for the Board’s consideration.

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    Board and Corporate Governance Practices

Stock Ownership Guidelines

The Board has adopted stock ownership guidelines to align the interests of our directors and executive officers with those of our shareholders. The guidelines provide that non-employee directors should each own Applied stock with a value of at least five times the annual base retainer for non-employee directors. Applied’s Chief Executive Officer should own Applied stock with a value of at least six times his annual base salary. Each Section 16 officer on the CEO Executive Leadership Team should own Applied stock with a value of at least three times their annual base salary. Unearned performance awards and unexercised options (or portions thereof) are not included for purposes of satisfying the applicable ownership requirement. Under our guidelines, directors and officers may not sell any shares of Applied stock if their ownership is, or following the sale, would fall, below the applicable guideline. As of December 31, 2024, all of our directors and executive officers were in compliance with the stock ownership guidelines.

Standards of Business Conduct

Applied’s Standards of Business Conduct embody our commitment to ethical and legal business practices. The Board expects Applied’s directors, officers and all other members of its workforce to act ethically at all times and to acknowledge their commitment to Applied’s Standards of Business Conduct. The Standards of Business Conduct are available on our website at: https://www.appliedmaterials.com/us/en/about/corporate-governance.html.

Board Meetings and Committees

Our full Board met four times in fiscal 2024, and details on the additional meetings of the Board’s committees are included below. Each director attended over 75% of all Board and applicable committee meetings held during fiscal 2024. Directors are strongly encouraged to attend the Annual Meeting of Shareholders, and all of the directors serving on our Board at the time, except for Xun (Eric) Chen, attended our 2024 Annual Meeting of Shareholders.

The Board has three principal committees performing the functions required by applicable SEC rules and Nasdaq listing standards to be performed by independent directors: the Audit Committee, the HRCC and the Governance Committee. Each of these committees meets regularly and has a written charter approved by the Board that is reviewed annually by the respective committee and by the Board. The Board also has a Strategy and Investment Committee, whose role and responsibilities are described in Applied’s Corporate Governance Guidelines.

At each regularly-scheduled Board meeting, the Chair of each committee reports on any significant matters addressed by the committee since the last regularly-scheduled Board meeting. Each director who serves on the Audit Committee, HRCC or Governance Committee is an independent director under applicable Nasdaq listing standards and SEC rules.

Copies of the current charters for the Audit, HRCC and Governance Committees can be found on our website at: https://www.appliedmaterials.com/us/en/about/corporate-governance.html.

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    Board and Corporate Governance Practices

Audit Committee	Meetings in Fiscal 2024: 23

Members: Judy Bruner, Chair* Kevin P. March* Yvonne McGill* Scott A. McGregor*

Primary responsibilities:

»  Oversee financial statements, internal control over financial reporting and auditing, accounting, and financial reporting processes

»  Oversee the qualifications, independence, performance and engagement of our independent registered public accounting firm

»  Oversee financial policies and procedures, disclosure controls and procedures, and internal audit function

»  Review and pre-approve audit and permissible non-audit services and approve all audit engagement fees

»  Oversee tax, trade, legal, regulatory, and ethical compliance

»  Review and approve related-person transactions

»  Oversee financial-related risks, enterprise risk management program, and cybersecurity

* Audit Committee Financial Expert

Human Resources and Compensation Committee	Meetings in Fiscal 2024: 5

Members: Thomas J. Iannotti, Chair Rani Borkar Xun (Eric) Chen Alexander A. Karsner

Primary responsibilities:

»  Oversee human resources, compensation and employee benefits programs, policies and plans

»  Review and advise on management succession planning and executive organizational development

»  Determine compensation policies for executive officers and employees

»  Evaluate the performance, and determine the compensation, of executive officers

»  Approve and oversee equity-related incentive plans and executive bonus plans

»  Review compensation policies and practices as they relate to risk management practices

»  Approve the compensation program for Board members

»  Oversee human capital management, including the Company’s culture, talent development, and diversity and inclusion programs and initiatives

Corporate Governance and Nominating Committee	Meetings in Fiscal 2024: 3

Members: Judy Bruner, Chair Alexander A. Karsner Kevin P. March Yvonne McGill

Primary responsibilities:

»  Oversee the composition, structure and evaluation of the Board and its committees

»  Identify and recommend qualified candidates for election to the Board

»  Establish procedures for director candidate nomination and evaluation

»  Oversee corporate governance policies and practices, including the Company’s Corporate Governance Guidelines

»  Review and approve director service on the board of directors of other companies and oversee director education

»  Review shareholder proposals, recommend to the Board actions to be taken in response to each proposal, and consider the voting results of such proposals

»  Review strategy, policies, performance and reporting related to the Company’s management of sustainability issues not delegated to other committees

»  Oversee the Company’s public policy activities and review the Company’s charitable activities

»  Review conflict of interest matters for the Board

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    Director Compensation

Director Compensation

Compensation Program for Directors

We compensate our non-employee directors for their service on the Board with a combination of cash and equity awards. Directors who are employees of Applied do not receive any compensation for their service as directors. In March 2024, the HRCC, comprised solely of independent directors, approved changes to the compensation program for non-employee directors after consideration of market data and based on the recommendation of its independent compensation consultant. These changes, which were effective beginning with the second fiscal quarter of 2024, consisted of increasing the annual base retainer from $85,000 to $100,000 and increasing the annual retainer for the Chair of the Governance Committee from $12,500 to $15,000. Prior to these changes, the compensation for our non-employee directors was last modified in fiscal 2022.

Retainer and Meeting Fees

Each non-employee director receives an annual cash retainer for their service on the Board, as well as additional cash retainers if they serve as the Chair of the Board, as a member of a committee, or as the chair of a committee. Annual retainers are paid quarterly and are prorated based on the director’s service during the fiscal year. The following table sets forth cash compensation for non-employee directors in effect during fiscal 2024.

	Effective through Q1 FY2024	Effective as of Q2 FY2024

Annual Base Retainer (prorated and paid quarterly)	$85,000	$100,000

Additional Annual Retainers for Committee Service (prorated and paid quarterly):

Audit Committee	$25,000	$25,000

Human Resources and Compensation Committee	$12,500	$12,500

Corporate Governance and Nominating Committee	$10,000	$10,000

Strategy and Investment Committee	$10,000	$10,000

Additional Annual Retainers for Chair and Committee Chairs (prorated and paid quarterly):

Chair of the Board	$150,000	$150,000

Audit Committee Chair	$25,000	$25,000

Human Resources and Compensation Committee Chair	$20,000	$20,000

Corporate Governance and Nominating Committee Chair	$12,500	$15,000

Strategy and Investment Committee Chair	$12,500	$12,500

In addition, upon the determination of the Chair of the Board, each non-employee director may receive $2,000 per meeting for service on any ad-hoc committee of the Board. Non-employee directors are reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at Board and committee meetings, business events on behalf of Applied, and seminars and programs on subjects related to their Board responsibilities.

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    Director Compensation

Equity Compensation

Initial Grant. Upon initial appointment to the Board other than at an annual meeting of shareholders, a non-employee director receives a non-discretionary grant of restricted stock units with respect to a number of shares of Applied common stock with a fair market value on the date of grant equal to $240,000 (rounded down to the nearest whole share), pro-rated based on the period starting on the day of initial appointment and ending on the day of the next scheduled annual meeting of shareholders.

Annual Grant. Each non-employee director elected at an annual meeting receives on that date a non-discretionary grant of restricted stock units with respect to a number of shares of Applied common stock with a fair market value on the date of grant equal to $240,000 (rounded down to the nearest whole share). A non-employee director who is initially appointed or elected to the Board on the day of an annual meeting of shareholders receives only an annual grant. Each of our non-employee directors who was re-elected at the 2024 Annual Meeting received a grant of 1,128 restricted stock units on that date.

Vesting. Grants made to our non-employee directors vest in full on the earlier of March 1 of the year following the date of grant or the date of the next annual meeting, provided the non-employee director remains on the Board through the scheduled vesting date. Vesting of these grants is accelerated in full upon a non-employee director’s earlier termination of service on the Board due to disability or death, or upon a change of control of Applied if the director ceases to be a non-employee director (and does not become a member of the board of directors of any successor corporation or its parent). Non-employee directors may elect in advance to defer receipt of vested shares until their termination of service on the Board.

Limit on Awards. Under our amended and restated Employee Stock Incentive Plan, grants of equity awards to any individual non-employee director may not exceed a fair market value totaling more than $400,000 in any fiscal year.

Charitable Matching Contributions

Non-employee directors are eligible to participate in The Applied Materials Foundation Matching Gift Program, under which The Applied Materials Foundation will annually match up to $3,000 of a non-employee director’s donations to eligible non-profit and educational organizations, and will match an unlimited amount of donations to our annual food drive. In addition, non-employee directors are eligible to participate in a matching program under the Applied Materials, Inc. Political Action Committee, under which the Company annually will match up to $2,500 of a non-employee director’s contributions for the benefit of eligible non-profit organizations and kindergarten to 12th grade public and non-profit private schools in the U.S. These maximum matching amounts and related terms are the same as those that apply to Applied’s employees.

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    Director Compensation

Director Compensation for Fiscal 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)

Rani Borkar	118,750	238,121	—	356,871

Judy Bruner	170,625	238,121	1,000	409,746

Xun (Eric) Chen	118,750	238,121	—	356,871

Aart J. de Geus	106,250	238,121	—	344,371

Thomas J. Iannotti	278,750	238,121	4,000	520,871

Alexander A. Karsner	118,750	238,121	—	356,871

Kevin P. March	127,679	238,121	5,000	370,800

Yvonne McGill	131,250	238,121	—	369,371

Scott A. McGregor	143,750	238,121	3,000	384,871

(1)

Amounts shown do not reflect compensation actually received by the directors. Instead, these amounts represent the grant date fair value of stock awards granted in fiscal 2024 (consisting of 1,128 restricted stock units granted to each director on March 7, 2024), as determined pursuant to FASB Accounting Standards Codification 718 (“ASC 718”). The assumptions used to calculate the value of stock awards are set forth in Note 10 of the Notes to Consolidated Financial Statements included in Applied’s Annual Report on Form 10-K for fiscal 2024 filed with the SEC on December 13, 2024.

(2)

Each director had 1,128 restricted stock units outstanding at the end of fiscal 2024. In addition, Dr. Chen had 25,994 restricted stock units that had vested in previous years and for which settlement was deferred until the date of his termination of service from the Board.

(3)	Amounts shown represent The Applied Materials Foundation’s and/or the Company’s matching contribution of the director’s donations/contributions to eligible non-profit organizations.

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    Stock Ownership Information

Stock Ownership Information

Principal Shareholders

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2024 by each person known by Applied to own 5% or more of our common stock. In general, “beneficial ownership” refers to shares that an entity or individual had the power to vote or the power to dispose of, and shares that such entity or individual had the right to acquire within 60 days after December 31, 2024.

	Shares Beneficially Owned
Name	Number		Percent(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	76,811,130	(2)	9.47%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	74,116,511	(3)	9.14%

(1)	Percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by 811,197,923 shares of common stock outstanding as of December 31, 2024.

(2)

The amended Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on February 2, 2024 indicates that as of December 31, 2023, BlackRock had sole dispositive power over 76,811,130 shares and sole voting power over 69,086,187 shares.

(3)

The amended Schedule 13G filed with the SEC by The Vanguard Group (“Vanguard”) on February 13, 2024 indicates that as of December 29, 2023, Vanguard had sole dispositive power over 70,528,243 shares, shared dispositive power over 3,588,268 shares and shared voting power over 1,104,289 shares.

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    Stock Ownership Information

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2024 by: (1) each director and director nominee, (2) each named executive officer and (3) the current directors and executive officers as a group. In general, “beneficial ownership” refers to shares that a director or executive officer had the power to vote or the power to dispose of, and shares that such individual had the right to acquire within 60 days after December 31, 2024.

	Shares Beneficially Owned
Name	Number(1)		Percent(2)

Directors, not including the CEO:

Rani Borkar	7,616	(3)	*

Judy Bruner	32,558	(4)	*

Xun (Eric) Chen	43,459	(5)	*

Aart J. de Geus	109,459	(6)	*

Thomas J. Iannotti	49,185	(6)	*

Alexander A. Karsner	14,525	(6)	*

Kevin P. March	4,356	(7)	*

Yvonne McGill	14,998	(6)	*

Scott A. McGregor	22,253	(6)	*

Named Executive Officers:

Gary E. Dickerson	1,097,943		*

Brice Hill	16,419		*

Prabu G. Raja	338,061		*

Omkaram Nalamasu	101,664		*

Timothy M. Deane	61,079	(8)	*

Current Directors and Executive Officers, as a Group (15 persons)	1,948,336	(9)	*

*	Less than 1%

(1)

Except as subject to applicable community property laws and as specified in the footnotes below, the persons named in the table have sole voting and investment power with respect to all of their shares of common stock.

(2)

Percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 811,197,923 shares of common stock outstanding as of December 31, 2024, plus the number of shares of common stock that such person or group had the right to acquire within 60 days after December 31, 2024.

(3)

Consists of 6,488 shares of common stock held in a family trust for which Ms. Borkar shares voting and investment power and 1,128 restricted stock units that are scheduled to vest within 60 days after December 31, 2024.

(4)

Consists of 31,430 shares of common stock held in a family trust for which Ms. Bruner shares voting and investment power and 1,128 restricted stock units that are scheduled to vest within 60 days after December 31, 2024.

(5)

Includes 26,232 restricted stock units that have vested and which, pursuant to Dr. Chen’s election to defer, will be converted to shares of Applied common stock and paid to him on the date of his termination of service from the Applied Board and 1,128 restricted stock units that are scheduled to vest within 60 days after December 31, 2024 and which, pursuant to Dr. Chen’s election to defer, will be converted to shares of Applied common stock and paid to him on the date of his termination of service from the Applied Board.

(6)	Includes 1,128 restricted stock units that are scheduled to vest within 60 days after December 31, 2024,

(7)

Consists of 3,228 shares of common stock held in a family trust for which Mr. March shares voting and investment power and 1,128 restricted stock units that are scheduled to vest within 60 days after December 31, 2024.

(8)	Includes 6,137 restricted stock units that are scheduled to vest within 60 days after December 31, 2024.

(9)

Includes (a) 16,289 restricted stock units that are scheduled to vest within 60 days after December 31, 2024 and (b) 26,232 restricted stock units that have vested and which, pursuant to Dr. Chen’s election to defer, will be converted to shares of Applied common stock and paid to Dr. Chen on the date of his termination of service from the Applied Board.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 29

    PROPOSAL 2 – Approval, on an Advisory Basis, of

    the Compensation of Our Named Executive Officers

PROPOSAL 2 – Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

Pursuant to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are asking shareholders to approve, on a non-binding, advisory basis, the compensation of our NEOs, as described in this Proxy Statement. We seek this approval each year. Our annual “say-on-pay” proposals have been supported by our shareholders each year since we began providing this vote in 2011, and received the support of 91% of votes cast in 2024.

Our Board of Directors believes that our compensation policies and practices promote a performance-based culture and align our executives’ interests with those of our shareholders through a strong emphasis on at-risk compensation tied to the achievement of performance objectives and shareholder value. Our executive compensation program is also designed to attract and retain highly-talented executives who are critical to the successful implementation of Applied’s strategic plan.

Performance-Based Compensation. We align compensation with our business objectives, performance and shareholder interests. See the section titled “Overview of Compensation Program Philosophy and Governance Framework” on page 37 for a discussion of the principal objectives of our executive compensation program.

Significant Portion of CEO Pay Consists of Variable Compensation and Long-Term Incentives. In fiscal 2024, 96% of our CEO’s compensation comprised variable compensation elements, and 90% of his overall compensation was delivered in equity with multi-year vesting. Performance objectives include financial and market objectives relating to non-GAAP operating margin, relative TSR, non-GAAP gross margin and wafer fabrication equipment market share, as well as other strategic and operational objectives, as described on pages 41 and 42.

Please see the “Compensation Discussion and Analysis” section for further discussion of our executive compensation program and the fiscal 2024 compensation of our NEOs.

We are asking our shareholders to approve the compensation of our NEOs as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the shareholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, the Summary Compensation Table, other compensation tables, narrative discussion and related disclosure.”

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the HRCC and the Board value the opinions of our shareholders, and will consider the results of the vote when making future compensation decisions for our NEOs.

The Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024, as disclosed in this Proxy Statement

30 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

Compensation Discussion and Analysis

Executive Summary

Our Business and Strategy

Applied Materials is the leader in the materials engineering solutions used to produce virtually every new semiconductor and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations Make Possible® a Better Future.

We develop, design, produce and service semiconductor and display equipment for manufacturers that sell into highly competitive and rapidly changing end markets. Our competitive positioning is driven by the ability of our talented workforce to identify major technology inflections early, and to develop highly differentiated materials engineering solutions for our customers to enable those technology inflections. Through our broad, unique and connected portfolio of products, technologies and services, and our innovation leadership and focused investments in research and development, we are enabling our customers’ success and creating significant value for our shareholders. Applied’s ability to hire, develop and retain a world-class global workforce is based on our commitment to creating a culture that embraces different backgrounds, perspectives, and experiences to build stronger, more resilient teams. Consistent with our core values, we enable our employees to do their best work by providing quality training, learning and career development opportunities and upholding a high standard of ethics and respect for human rights.

In addition to our other accomplishments, we continue to make strong progress towards our 10-year road map for environmental and social responsibility, which we introduced in 2020. Our sustainability framework refers to the holistic goals and commitments we’ve set for our operations, how we work with customers and suppliers, and how our technology can be used to advance sustainability on a global scale. In 2023, we announced our Net Zero 2040 Playbook™ – a clear plan to work across our industry, including with customers and supply chain partners, to reduce the semiconductor industry’s carbon emissions. More details of Applied’s sustainability vision and strategy, including a copy of the Company’s most recent Sustainability Report, can be found at https://www.appliedmaterials.com/company/corporate-responsibility.

Our Performance Highlights

Over the past several years, our broad, unique and connected portfolio of products and services has enabled Applied to extend its leadership at the major technology inflections that are driving our customers’ roadmaps and future industry growth. In fiscal 2024, we delivered record revenue and earnings, marking our fifth consecutive year of growth. Key highlights of our financial outperformance include:

»	Record revenue of $27.2 billion, up 2% year-over-year, with growth in all three business segments.

»	Record GAAP EPS of $8.61 and record non-GAAP EPS of $8.65 (see Appendix A for a reconciliation of non-GAAP measures).

»	Cash from operations of $8.7 billion and non-GAAP free cash flow of $7.5 billion.

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    Compensation Discussion and Analysis

Highlights of performance achievements across key financial measures from fiscal 2020 to fiscal 2024

Non-GAAP operating margin and non-GAAP EPS are performance targets under our long-term incentive and bonus plans. See Appendix A for non-GAAP reconciliations.

Key financial highlights for our reporting segments in fiscal 2024 include the following:

»	Semiconductor Systems segment: we grew annual revenue to $19.9 billion, driven by strength in foundry-logic, DRAM and advanced packaging.

»

Applied Global Services segment: we grew revenue to a record $6.2 billion, delivering double-digit growth in our parts and services business, and we increased the number of installed base tools and long-term subscription service agreements.

»	Display and Adjacent Markets segment: we delivered revenue of $885 million, maintaining profitability despite lower industry investment levels.

Strategic and Operational Highlights

Applied’s strategy is to deliver highly differentiated materials engineering products and services that enable major technology inflections and drive our customers’ success.

Semiconductors are at the foundation of the digital transformation that will affect almost every sector of the economy over the coming years. Long-term megatrends including Artificial Intelligence (AI), automation and robotics, autonomous transportation and clean energy are fueling a new era of growth for semiconductors and driving the need for advancements in silicon technologies. Applied Materials has focused its strategy and investments to deliver innovations that accelerate improvements in the power, performance, area, cost and time-to-market (PPACt™) of semiconductor devices. Key strategic and operational accomplishments during fiscal 2024 include:

»	Strengthening our position at major inflections in logic, DRAM and advanced packaging.

»	Delivering double-digit growth in our parts and services business.

»	Making improvements to our operations and supply chain that supported strong cash flow and margin performance.

»

Furthering our progress on key strategic initiatives, including the build-out of our Equipment and Process Innovation and Commercialization (EPIC) collaborative R&D platform and the deployment of our Net Zero 2040 Playbook.

32 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

Total Shareholder Return Performance

As shown below, for the five-year period beginning with fiscal 2020, Applied has substantially outperformed the S&P 500 Index, reflecting the company’s ability to create unique and innovative materials engineering solutions that accelerate our customers’ technology roadmaps.

Fiscal 2020 – Fiscal 2024 Total Shareholder Return vs. S&P 500 and Compensation Peers1

[1]

Reflects results from October 28, 2019 through October 27, 2024. Compensation peer group data reflects the companies in Applied’s current compensation peer group approved by the HRCC in March 2024, as described on page 38, weighted by market capitalization.

Key Compensation Actions

Performance-Based Compensation Decisions. The HRCC approved an aggressive set of performance goals for the executive officers for fiscal 2024, including challenging financial and operational targets. Despite a challenging geopolitical environment, during fiscal 2024, Applied delivered record financial and operational results, meeting or exceeding most of its stretch objectives for the year, and made meaningful progress towards our long-term strategic goals that remain focused on enabling strong revenue and EPS growth. As a result, bonus payouts for the executive officers were, on average, slightly above target. No adjustments were made during the year to the performance goals or to the Company’s results used to determine incentive payouts.

As part of our multi-year incentive program, for the period of fiscal 2022 through 2024, the HRCC approved challenging goals for non-GAAP operating margin and relative total shareholder return. The results for this three-year performance period significantly exceeded target performance levels, resulting in above-target vesting of performance share unit awards granted to our executive officers in fiscal 2022.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 33

    Compensation Discussion and Analysis

Primary Compensation Elements and Executive Compensation Highlights for Fiscal 2024

The primary elements of our compensation program are base salary, annual incentive bonuses and long-term incentive awards. Other elements of compensation include a 401(k) savings plan, other benefits programs that are generally available to all eligible employees, and deferred compensation benefits. Primary elements and highlights of our fiscal 2024 compensation program for our NEOs were as follows:

Element of Pay	Structure	Highlights
Base Salary (see page 39)

» Fixed cash compensation for performing expected day-to-day responsibilities

» Reviewed annually and adjusted, as appropriate, based on scope of responsibility, performance, time in role, experience, and competitive market for executive talent

» Reflecting (i) continued strong performance across the business, driven by our executive leadership, (ii) the continued growth in the size and complexity of the Company and (iii) continued demand for proven executive talent among technology companies, in fiscal 2024, the HRCC approved salary increases for four of our NEOs ranging from 4.9% to 8.3%

» Reflecting the HRCC’s belief that CEO compensation should be predominantly tied to long-term results, the committee has not increased the salary for our CEO since December 2018

Annual Incentive Bonus (see page 39)

» Variable cash compensation

» Based on performance compared to pre-established financial, operational, strategic and individual performance objectives

» Includes assessment of the Company’s progress towards sustainability goals

» Financial and non-financial metrics provide a comprehensive assessment of executive performance

» Performance metrics evaluated annually to maintain continued alignment with strategy and market practice

» NEO annual incentives determined through a three-step performance assessment process:

» No increase in target bonus as a percentage of base salary from fiscal 2023 to fiscal 2024 for any of the NEOs, with the exception of a target increase (from 120% to 125% of base salary) for Mr. Deane to continue to align his compensation to his scope of responsibilities

» The initial performance hurdle for fiscal 2024 was $5.55 of non-GAAP EPS, the achievement of which was required for minimum bonuses to be payable, representing solid financial performance reflecting an uncertain macroeconomic and geopolitical environment at the start of the fiscal year. Actual non-GAAP EPS for fiscal 2024 was $8.65

» Because the initial performance hurdle was met, annual bonuses for the NEOs were based on (i) the Company’s results as compared to the objective and quantifiable business and strategic goals in the corporate scorecard and (ii) an assessment of individual performance results

» Resulting payouts ranged from 109% to 118% of target for our NEOs

•  Corporate scorecard modifiers ranged from 0.987x to 1.07x (see corporate scorecard information on pages 41 and 42)

•  Individual performance modifiers were set at 1.1x for each of the NEOs (see individual performance factor details on pages 43 and 44)

Long-Term Incentives (see page 46)

» Significant portion delivered through performance share units (PSUs), to establish rigorous long-term performance alignment

» Balance of award delivered in restricted stock units (RSUs) to provide a strong tie to shareholder value and enhance retention

» PSUs vest based 50% on achievement of 3-year non-GAAP operating margin goal and 50% on 3-year TSR relative to the members of the S&P 500 Index

» PSUs vest at end of 3-year performance period, based on achievement of performance goals; RSUs vest ratably over 3 years

» The target mix of long-term incentive awards consists of 75% PSUs and 25% RSUs for the CEO and 50% PSUs and 50% RSUs for the other NEOs

» Non-GAAP operating margin is a key measure of our Company’s long-term success

» Relative TSR incentivizes management to outperform the market in any business environment

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    Compensation Discussion and Analysis

Pay Mix

In fiscal 2024, a significant portion of our executives’ compensation consisted of variable compensation and long-term incentives. As illustrated below, 96% of CEO compensation for fiscal 2024 consisted of variable compensation elements, and 90% of CEO compensation was delivered in long-term incentive awards with multi-year vesting.

Fiscal 2024 Compensation Mix[1]
CEO	All Other NEOs

1	Represents total direct compensation for fiscal 2024, including the grant date fair value of annual long-term incentive awards.

Summary of 2024 Total Direct Compensation

The following table summarizes elements of annual total direct compensation for our NEOs for fiscal 2024, consisting of (1) base salary received during the year, (2) actual annual incentive bonus payout and (3) long-term incentive awards (the grant date fair value of stock awards). This table excludes amounts not considered by the HRCC to be annual total direct compensation, such as certain other amounts required by the SEC to be reported in the “All Other Compensation” column in the Summary Compensation Table (see page 53 of this Proxy Statement).

Name and Principal Position	Salary ($)	Annual Incentive Bonus ($)	Annual Long-Term Incentive Award ($)	Total ($)

Gary E. Dickerson President and Chief Executive Officer	1,030,000	1,754,734	24,861,142	27,645,876

Brice Hill Senior Vice President, Chief Financial Officer and Global Information Services	744,616	1,149,947	5,851,542	7,746,105

Prabu G. Raja President, Semiconductor Products Group	792,308	1,229,580	6,968,612	8,990,500

Omkaram Nalamasu Senior Vice President, Chief Technology Officer	659,616	866,608	4,255,476	5,781,700

Timothy M. Deane Group Vice President, Applied Global Services	642,308	956,313	3,776,822	5,375,443

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 35

    Compensation Discussion and Analysis

Other Key Compensation Practices

We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with those of our shareholders. Below is a summary of best practices that we have implemented because we believe they are in the best interests of Applied and our shareholders, and practices that we avoid because we believe they run counter to those interests.

WHAT WE DO	WHAT WE DO NOT DO

Pay for Performance – Significant majority of NEO target compensation is performance-based and tied to pre-established performance goals aligned with our short- and long-term objectives.	No Guaranteed Bonuses – Our annual bonus plans are performance-based and do not include any guaranteed minimum payment levels.

Mitigation of Risk – Use of varied performance measures and of payout limits in incentive programs mitigates risk that executives will be motivated to pursue results with respect to any one performance measure to the detriment of Applied as a whole.

No Hedging or Pledging – Our insider trading policy prohibits all directors, NEOs and other employees from engaging in hedging or other speculative trading, and prohibits directors and NEOs from pledging their shares.

Compensation Recovery Policy – We have a compensation recovery policy that, in certain circumstances, requires reimbursement of compensation received by our NEOs under our annual cash bonus plan and our stock incentive plan.

No Excessive Perquisites – We do not provide material perquisites or other personal benefits to our NEOs or directors, except for security purposes or in connection with business-related relocation.

Stock Ownership Guidelines – All Section 16 officers on the CEO Executive Leadership Team and directors are subject to stock ownership guidelines to ensure their interests are aligned with shareholders’ interests.

No Dividends on Unvested Long-Term Incentive Awards – We do not pay dividends or dividend equivalents on unvested long-term incentive awards.

Double-Trigger Change-in-Control Provision – We have a “double-trigger” change-in-control provision, which requires both a change-in-control and subsequent termination of employment for vesting to accelerate for long-term incentive awards.

No Executive Pensions – We do not offer any executive pension plans.

Annual Say-On-Pay Vote – We seek annual shareholder feedback on our executive compensation program.	No Tax Gross-Ups – We do not pay tax gross-ups, except in connection with business-related relocation or expatriate assignments.

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    Compensation Discussion and Analysis

Compensation Governance and Decision-Making Framework

Overview of Compensation Program Philosophy and Governance Framework

Our executive compensation program has three principal objectives:

»	To attract, reward and retain highly-talented executive officers and other key employees;

»	To motivate these individuals to achieve short-term and long-term goals that enhance shareholder value; and

»	To support our core values and culture.

We seek to achieve these objectives by:

»	Providing compensation that is competitive with the practices of other leading high-technology companies; and

»	Linking rewards to Company and individual performance by:

•	Setting challenging performance goals for executive officers and other key employees;

•	Balancing retention needs with performance objectives; and

•

Providing a high proportion of total target compensation in the form of long-term incentive awards to motivate executive officers and other key employees to increase long-term value in alignment with shareholders’ interests.

The HRCC uses these principles to set appropriate base salary levels and to design and determine annual incentive bonuses and long-term incentive awards. The HRCC also considers Applied’s business strategy and objectives, external factors such as the geopolitical and economic environment, competitive practices and trends, and corporate factors, including the overall cost of the compensation program.

The HRCC further considers the results of the annual advisory “say-on-pay” vote and shareholder feedback. The HRCC approved an executive compensation program structure for fiscal 2024 that was generally unchanged from the fiscal 2023 program, reflecting positive feedback received during fiscal 2023. At our Annual Meeting in 2024, our “say-on-pay” proposal received a substantial majority (91%) of votes cast, reflecting continuing strong support for our executive compensation program. Following the Annual Meeting and throughout the remainder of 2024, we continued our extensive shareholder outreach efforts and specifically solicited feedback on our executive compensation program. A broad group of Applied management team members participated in the outreach through a series of virtual meetings and conference calls, with active independent director participation either directly on the calls or through oversight of the shareholder engagement program. During those discussions, we continued to receive broadly positive investor feedback on the compensation program structure and design.

Compensation Program Peer Group

The HRCC regularly reviews the structure and amount of compensation paid by our peer group, which consists of high-technology companies whose businesses are comparable to ours and with whom we are likely to compete for executive talent, as a reference point for evaluating our compensation program. The HRCC generally screens for companies that meet the following criteria: (1) innovative technology companies with product manufacturing, (2) companies whose revenues and market capitalization were approximately one-fourth to five times that of Applied, (3) publicly-traded companies with global operations that disclose executive compensation pursuant to SEC rules, and (4) companies that represent: (i) industry competitors, (ii) competitors for key talent, (iii) customers or suppliers, and/or (iv) comparable alternatives for shareholder investment.

Data gathered on executive compensation practices across the peer group include base salary levels, bonus payouts, target and actual cash compensation, long-term incentive award values and total compensation levels. The HRCC uses this information as a reference point in informing its decision making, rather than targeting a specific percentile of the peer data for our NEOs. The executive compensation data for the peer companies is gathered from the sources described in “Role of Compensation Consultant” below.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 37

    Compensation Discussion and Analysis

In June 2023, the HRCC conducted a review of our peer group, using the screening criteria described above. Based on this assessment, the HRCC determined to remove NetApp, Inc. and replace it with International Business Machines Corporation, to bring the median size of the peer group closer to that of Applied, and otherwise leave the fiscal 2023 peer group unchanged. Our resulting fiscal 2024 peer group, and our relative size compared to the peer companies at the time of the HRCC’s establishment of the peer group, are set forth below.

Fiscal 2024 Peer Group

Advanced Micro Devices, Inc.	Lam Research Corporation

Analog Devices, Inc.	Micron Technology, Inc.

Broadcom Inc.	Motorola Solutions, Inc.

Cisco Systems, Inc.	NVIDIA Corporation

Corning Incorporated	NXP Semiconductors N.V.

Intel Corporation	QUALCOMM Incorporated

International Business Machines Corporation	Texas Instruments Incorporated

KLA Corporation	Western Digital Corporation

Applied Materials Positioning Relative to Peers1

1	As of the HRCC’s review in June 2023.

In March 2024, the HRCC conducted a review of the peer group, continuing to use the screening criteria described above. Based on this assessment, the HRCC determined to remove Motorola Solutions, Inc. and Western Digital Corporation, given their differences in size, limited peer overlap, and limited competition for talent with Applied, and otherwise not to make any other changes to the fiscal 2024 peer group. Each of the companies in the resulting fiscal 2025 peer group met most or all of the four screening criteria.

Components of Total Direct Compensation

Determining Total Direct Compensation

At the beginning of fiscal 2024, the HRCC evaluated and established total direct compensation – consisting of base salary, target annual incentive opportunity for the fiscal year and long-term incentive award value – for each NEO. As part of this annual evaluation, the HRCC considered the NEO’s scope of responsibility, performance, skill set, prior experience and achievements, advancement potential, impact on results and expected future contribution to our business. The HRCC also considered the compensation levels of each executive officer relative to other Applied officers, the need to attract and retain talent, business conditions, and compensation levels at our peer companies for comparable positions; however, no individual element of compensation was targeted to a peer percentile range. Following the end of fiscal 2024, the HRCC determined payouts for performance-based compensation programs, based on the performance of the Company and individual NEOs as compared to pre-established objectives.

Target Cash Compensation

Base salaries and bonus opportunities are designed to attract, motivate, reward and retain highly-talented executives, as well as to align pay with performance. Applied continues to focus the weighting of cash compensation more heavily toward performance-based incentives. At the beginning of each fiscal year (or at the time of an executive officer’s hire or appointment, as applicable), the HRCC determines each NEO’s target total cash compensation (salary and target bonus).

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    Compensation Discussion and Analysis

Base Salaries

Base salaries represent an annual fixed level of cash compensation. Based on its review in early fiscal 2024, the HRCC determined to increase the base salary level for each NEO other than Mr. Dickerson, whose base salary the HRCC determined not to change, consistent with its belief that CEO compensation should be predominantly tied to long-term results. The HRCC believed that such increases were appropriate given the significant increase in the size and complexity of Applied and its businesses over the preceding years, the continued expansion of the scope and complexity of the NEOs’ responsibilities and the ongoing demand for proven executive talent among technology companies.

Annual Incentive Bonus Opportunities

Bonus Plan Overview. In fiscal 2024, all of our NEOs participated in the Senior Executive Bonus Plan (the “Bonus Plan”). The Bonus Plan is a shareholder-approved bonus program designed to motivate and reward achievement of Applied’s business goals, in alignment with delivering shareholder value. The annual incentive bonus for each NEO under the Bonus Plan is directly linked to Applied’s achievement of financial and market performance, operational performance and strategic objectives, in addition to individual performance. Company and individual goals are structured to incentivize management to drive strong operating performance, invest in innovation to drive future growth and create shareholder value. Our Bonus Plan is performance-based and does not include any guaranteed minimum payment levels.

Determining Target Bonus Amounts. Target bonus amounts for the NEOs are expressed as a percentage of base salary. The HRCC approves the annual target bonus amount for each NEO, taking into consideration Mr. Dickerson’s recommendations regarding the annual target bonus amounts for each of the NEOs other than himself. In early fiscal 2024, Mr. Dickerson recommended that the target bonus amount as a percentage of base salary for Mr. Deane be increased to 125%, to continue to align his compensation with his scope of responsibilities, and that the target bonus amounts for each other NEO remain unchanged from fiscal 2023. Similarly, based on a comprehensive review and with input from its independent compensation consultant, the HRCC determined not to change Mr. Dickerson’s target bonus amount from fiscal 2023.

Assessing Performance and Payout. The determination of fiscal 2024 performance and annual incentive bonuses for our NEOs consisted of three key steps, as illustrated and described in more detail below.

Initial Performance Hurdle. For fiscal 2024, the HRCC chose non-GAAP EPS as the initial performance hurdle measure under the Bonus Plan. EPS, an indicator of overall Company financial performance, is a measure of profits generated on a per-share basis that are available either to reinvest in the business or to distribute to shareholders, and has a strong link to share price. Non-GAAP EPS excludes certain items from EPS determined in accordance with GAAP (see Appendix A for a reconciliation of non-GAAP EPS). Non-GAAP EPS includes the impact of share-based compensation expenses.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 39

    Compensation Discussion and Analysis

If Applied did not achieve the initial performance hurdle (a threshold non-GAAP EPS for the fiscal year, set at $5.55 for fiscal 2024), no bonus would be payable. If this threshold was achieved, the maximum bonus that would be payable for each NEO would be the lowest of: (a) $5 million, (b) 3x the corporate bonus pool funding modifier multiplied by that NEO’s target bonus, and (c) 3x that NEO’s target bonus. The HRCC established a slightly lower threshold for fiscal 2024 compared to fiscal 2023, reflecting an anticipated less robust WFE market environment and the potential impact to fiscal 2024 financial results stemming from the challenging macroeconomic and geopolitical environment at the beginning of the fiscal year. The HRCC believed that the initial hurdle was set at an appropriate level given that any bonus payouts for the NEOs would ultimately be determined based on the HRCC’s assessments of achievement of objectives on the balanced corporate scorecard and of individual NEO performance.

Applied exceeded the initial performance hurdle under the Bonus Plan by delivering non-GAAP EPS of $8.65 for fiscal 2024.

Balanced Corporate Scorecard. If the initial performance hurdle is achieved, the HRCC then reviews the level of achievement of pre-defined objectives on the corporate scorecard and determines the appropriate scorecard result for the fiscal year. The scorecard is designed to measure achievement of financial and non-financial objectives that are considered by the HRCC to be key drivers of the Company’s near-term financial and operational success that will create shareholder value over the longer-term. The fiscal 2024 scorecard measured company performance in five broad categories: (1) Financial and Market Performance and Execution, (2) Products and Growth, (3) Services and Subscription, (4) Customers and Markets, and (5) People and Organization. These categories align with and support the Company’s strategy of strengthening our materials engineering capabilities to enable major technology inflections for our customers and positioning Applied for sustainable growth to support long-term value creation for our shareholders. Since fiscal 2021, the corporate scorecard has included sustainability objectives, with performance measured based on Applied’s successfully making annual progress required to meet our long-term Culture of Inclusion and sustainability goals.

Scorecard Category	Weighting for CEO	Link to Company Strategy and Performance

Financial and Market Performance and Execution	50%

Incentivizes achievement of financial, market share and TSR goals and focuses on delivering sustainable performance that increases shareholder value

Aligns with increased efficiency in operational process and quality and safety performance

Products and Growth	30%	Reinforces strategy of developing new and differentiated products and positioning Applied and its products for future revenue, profitability and market share growth

Services and Subscription	10%	Increases focus on continued profitable growth of the services business with an increasingly large portion being converted to subscriptions

Customers and Markets	5%	Promotes focus on enhancing customer trust by improving growth, efficiency and quality of performance at key accounts and applications

People and Organization	5%	Drives progress towards achieving long-term sustainability objectives and operationalizing a culture of inclusion within Applied

NEO Objectives and Weightings. Each NEO was assigned individualized weightings for scorecard objectives to reflect the relative impact and contributions of that NEO and their business or organizational unit to Applied’s overall performance with respect to a particular objective. The corporate scorecard objectives and weightings for each NEO are set forth in the table below.

Goal Setting and Measurement. At the beginning of the fiscal year, the HRCC reviewed objectives and individual weightings proposed by management. After considering the objectives in the context of Applied’s business plan, long-term strategy, market conditions and other relevant factors, the HRCC approved the corporate scorecard and weightings for each NEO. Performance objectives were set with a score of 1.0 indicating performance that met very

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    Compensation Discussion and Analysis

high expectations and with scores over 1.0 indicating extraordinary achievement. Scorecard objectives are intended to be very challenging, to incentivize our NEOs to achieve performance levels that are higher than our externally communicated financial targets. Consequently, delivering results below the 1.0 level can still represent very meaningful progress towards our long-term strategic goals. At the end of the fiscal year, scores were calculated based on actual performance against objectives and were presented to the HRCC to review, adjust and approve.

The following table shows the fiscal 2024 corporate scorecard objectives, their relative weightings for each of the NEOs, the achievements based on performance against rigorous objectives and the resulting scores, as approved by the HRCC (see Appendix A for non-GAAP reconciliations). In most cases, the objectives shown in the table are representations of underlying goals – generally consisting of a multi-year performance target and/or multiple strategic objectives that management uses to evaluate the level and quality of business performance. The score assigned to each objective reflects the accomplishments achieved during the year compared to pre-established objectives and, in certain instances, the extent those accomplishments position Applied to achieve its pre-established long-term objectives.

The HRCC approved an aggressive set of scorecard targets for the executive officers for fiscal 2024, including financial targets that required continued sustained strong performance in an uncertain external environment, equally challenging operational targets, and a focus on continued progress towards positioning the Company to achieve its long-term objectives. During fiscal 2024, Applied delivered record financial and strong operational performance and made meaningful progress towards our long-term strategic goals focused on enabling continued revenue and EPS growth. However, given the challenging nature of the targets, the Company did not fully meet some of the goals.

The corporate scorecard also includes sustainability objectives to demonstrate Applied’s commitment to driving sustainability throughout our business and to provide a discrete incentive for management to execute on our sustainability strategy. While the Company’s sustainability goals are long-term in nature, the HRCC believes that it is important to annually review, measure and assess progress towards those goals. As a result, the HRCC included sustainability objectives in the annual incentive program, rather than in long-term incentive awards.

Objectives	Weightings				Achievements

Financial and Market Performance and Execution	50%	50%	50%	47%

Grow wafer fabrication equipment market share (measured by VLSI Research)	10%	10%	10%	7%	Estimating wafer fabrication equipment market share below target for calendar year 2024	0.75

Achieve targeted talent productivity milestones, including demonstrated improvement in employee hiring, development, engagement, and productivity metrics	5%	5%	5%	5%	Made progress on a number of talent productivity initiatives but did not fully meet the fiscal 2024 milestones	0.75

Achieve non-GAAP gross margin targets (gross margin reported externally) and deliver key milestones for gross margin improvement initiatives	10%	10%	10%	10%	Delivered 47.6% non-GAAP gross margin, above the fiscal 2023 result and in line with target, and demonstrated progress on margin improvement initiatives	1.0

Achieve non-GAAP operating margin and cash flow margin goals (operating margin, operating cash flow and free cash flow reported externally)	10%	10%	10%	10%	Achieved 29.2% non-GAAP operating margin, a modest increase from fiscal 2023, though below target. Delivered 32% operating cash flow margin and 28% free cash flow margin, both above target	0.75

Achieve TSR ranking target relative to select peers	7.5%	7.5%	7.5%	7.5%	Performed above target relative to peers during the fiscal year	1.5

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 41

    Compensation Discussion and Analysis

Objectives	Weightings				Achievements

Meet operational, days inventory outstanding, quality and employee health and safety performance targets	7.5%	7.5%	7.5%	7.5%	Delivered overall improvements in key operational, health and safety and quality metrics	1.0

Products and Growth	30%	30%	40%	18%

Deliver key milestones that demonstrate progress towards targeted fiscal 2028 performance for semiconductor businesses	20%	22.5%	6%	12.5%	Met or exceeded fiscal 2024 strategic objectives, positioning Semiconductor Systems segment towards meeting or exceeding 2028 revenue target	1.1

Achieve key milestones that demonstrate progress towards targeted fiscal 2028 performance for Integrated Materials Solution (IMS) business	5%	7.5%	4%	2.5%	Achieved fiscal 2024 milestones, positioning IMS business towards meeting 2028 revenue target	1.0

Deliver key milestones that demonstrate progress towards targeted fiscal 2028 performance for Display business	2.5%	—	5%	1.5%	Delivered on fiscal 2024 strategic objectives, positioning Display segment towards meeting 2028 revenue target	1.0

Deliver key milestones that demonstrate progress towards targeted fiscal 2028 performance for new and adjacent market growth	2.5%	—	25%	1.5%	Achieved fiscal 2024 strategic objectives, positioning Applied towards meeting 2028 revenue target in new and adjacent growth areas	1.0

Services and Subscription	10%	10%	5%	25%

Achieve key milestones that demonstrate progress towards targeted fiscal 2028 performance for Service business	10%	10%	5%	25%	Met or exceeded fiscal 2024 strategic objectives, positioning Applied Global Services segment towards meeting or exceeding 2028 revenue target	1.25

Customers and Markets	5%	5%	—	5%

Win prioritized target engagements at leading customers and accounts	2.5%	2.5%	—	2.5%	Significantly exceeded development and production tool of record goals, as well as application growth goals for systems and services	2.0

Enhance customer trust by achieving targeted product safety, on-time delivery and installation performance	2.5%	2.5%	—	2.5%	Met product safety and quality performance targets but were below the fiscal 2024 on-time delivery target	0.75

People and Organization	5%	5%	5%	5%

Demonstrate progress toward achieving 2030 Culture of Inclusion (COI) goals and operationalize COI Engine	2.5%	2.5%	2.5%	2.5%	Made progress on operationalizing inclusion but did not fully meet aspirational fiscal 2024 representation goals	0.75

Demonstrate progress towards achieving long-term sustainability goals aligned with our Net Zero 2040 Playbook	2.5%	2.5%	2.5%	2.5%	Made significant progress and met key milestones towards delivering on Company’s Net Zero 2040 Playbook	1.0

Scores are based on achievement of goals tied to objective and quantifiable metrics aligned with Company strategy

42 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

Individual Performance Factor. Each NEO’s individual performance factor (“IPF”) reflects an assessment of their individual performance and contributions. The IPF is only applied if the initial performance hurdle and at least some of the corporate scorecard objectives are achieved. The IPF modifies the initial bonus amount as determined based on achievement of corporate scorecard objectives. IPF modifiers can range from 0 to 1.5.

In determining the IPF for each NEO other than Mr. Dickerson, the HRCC considered Mr. Dickerson’s recommendation, which included his assessment of the achievement of strategic, financial, operational and organizational performance goals specific to the business or organizational unit for which the NEO was responsible, as well as the NEO’s leadership skills and current and expected contributions to the business.

In determining the fiscal 2024 IPF for each NEO, the HRCC took into consideration: (i) financial performance, which exceeded threshold performance on non-GAAP EPS, (ii) results on the corporate scorecard and associated goals, (iii) the leadership team’s ability to guide Applied through external challenges including the continued uncertain macroeconomic and geopolitical environment, and (iv) each executive’s capable leadership of their respective business unit or function, and in Mr. Dickerson’s case, of Applied overall. Based on this review, the HRCC determined that an IPF modestly above target would be appropriate for fiscal 2024. In consideration of the individual accomplishments noted below, the strong results delivered by Applied overall, and the effective collaboration of the executive leadership team, the HRCC assigned an IPF of 1.1 for each NEO.

The following table shows the highlights of each NEO’s performance in fiscal 2024 that the HRCC considered in determining their respective IPFs.

NEO	Fiscal 2024 Individual Performance Highlights
Gary E. Dickerson	» Led Applied to record financial performance, growing revenue and non-GAAP EPS for the fifth consecutive year
» Guided the Company in making significant and sustainable improvements in our operations and supply chain
» Strengthened critical long-term partnerships and made strategic investments, including the EPIC Center, to enable future industry growth
» Led the organization to make significant progress across key strategic areas that position the Company to deliver on its long-term goals
» Reinforced Applied’s position as one of the semiconductor industry’s leaders in sustainability
Brice Hill	» Delivered annual revenue of $27.2 billion, non-GAAP EPS of $8.65 and non-GAAP gross margin of 47.6%
» Led gross margin improvement through enhanced inventory management, lower logistics costs, and focus on pricing
» Led efficient portfolio and budget management, funding investment in inflection programs and growth initiatives in key areas
» Successfully managed external investor relationships and communications
» Capably oversaw several key enablement functions, including Global Information Services
Prabu G. Raja	» Delivered record Semiconductor Systems revenue of $19.9 billion, representing the fifth consecutive year of growth, and grew gross margin
» Maintained leadership positions in foundry-logic, DRAM, packaging and ICAPS
» Strengthened the Company’s position at key device architecture inflections such as Gate-All-Around transistors, Backside Power Distribution, 4F-squared and 3D-DRAM, and advanced packaging
» Scaled the Semiconductor Products Group for growth with key investments and with increased focus on value creation and value capture

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 43

    Compensation Discussion and Analysis

NEO	Fiscal 2024 Individual Performance Highlights
Omkaram Nalamasu	» Identified disruptive opportunities and developed potential future growth platforms
» Continued to identify external sources of investment to support and accelerate the Company’s innovation pipeline
» Led the Applied Ventures group in both investing for returns and incubating promising businesses in new and adjacent markets
Timothy M. Deane	» Delivered record Applied Global Services revenue of $6.2 billion, while increasing non-GAAP operating margin to record levels
» Increased year-end backlog to more than $6 billion, driven by growth in multi-year service agreements
» Brought enabling AIx technologies to services, growing the number of tools under long-term subscription agreements and extending the average contract length to 2.9 years
» Made progress on key infrastructure and AI programs to enhance operational execution

Actual Bonus Payouts. The illustration below shows the results for each of the three key steps in determining the NEOs’ fiscal 2024 annual incentive bonuses under the Bonus Plan. Reflecting our record financial performance and significant individual contributions by the NEOs, bonus payouts for our NEOs were, on average, approximately 113% of target bonus amounts.

Fiscal 2024 Annual Incentive Calculation

	Performance Measures	Fiscal 2024 Achievement

Initial Performance Hurdle	Fiscal 2024 non-GAAP EPS of $5.55	Achieved non-GAAP EPS of $8.65

Corporate Scorecard

Assessment of performance against predefined financial, operational and strategic corporate goals:

»  Financial and Market Performance and Execution

»  Products and Growth

»  Services and Subscription

»  Customers and Markets

»  People and Organization

Strong performance on core objectives that – in some cases – fell short of exceptionally challenging goals set for the year

Scorecard results achieved in a range from 0.987 to 1.07 based on varying weighting of objectives

Individual Performance Modifier	NEO performance against personal objectives and individual contribution to business performance	IPF achieved at a level of 1.1

Average NEO bonus, as multiple of target: 1.13

44 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

The following table shows for each NEO: (1) the bonus-eligible base salary, (2) the target bonus expressed as a percentage of base salary, (3) the target bonus expressed as a dollar amount and (4) the actual fiscal 2024 bonus amount approved by the HRCC and paid to the NEO.

NEO	(1) Base Salary ($)	(2) Target Bonus as a Percentage of Base Salary (%)	(3) Target Bonus ($)	(4) Actual Bonus ($)

Gary E. Dickerson	1,030,000	150%	1,545,000	1,754,734

Brice Hill	750,000	135%	1,012,500	1,149,947

Prabu G. Raja	800,000	135%	1,080,000	1,229,580

Omkaram Nalamasu	665,000	120%	798,000	866,608

Timothy M. Deane	650,000	125%	812,500	956,313

Rigor in Annual Bonus Program. Our process of establishing challenging financial, operational and strategic objectives under the annual bonus program has resulted in judicious payouts during a period of significant growth for the Company. The chart below shows the actual annual bonus awards to our CEO as a percentage of his target bonus opportunity and our non-GAAP EPS achievements over the last five fiscal years.

CEO Actual Annual Bonus vs. Earnings Per Share

Actual Annual Bonus as % of Target
Non-GAAP Earnings Per Share
Non-GAAP Earnings Per Share
Actual Annual Bonus as % of Target
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
150%
125%
100%
75%
50%
25%
0%
116%
132%
88%
106%
114%
FY2020
FY2021
FY2022
FY2023
FY2024

Non-GAAP EPS is a performance target under the Bonus Plan. See Appendix A for non-GAAP reconciliations.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 45

    Compensation Discussion and Analysis

Long-Term Incentives

Overview. Applied’s long-term incentive compensation program is intended to help (1) focus participants on achieving our business objectives, (2) attract, retain and motivate key talent, and (3) align our executives’ interests with shareholders’ interests to maximize long-term shareholder value.

Timing of Awards. The HRCC grants long-term incentive awards to our NEOs under our shareholder-approved Employee Stock Incentive Plan (the “Stock Plan”). The HRCC has not granted, nor does it intend to grant, equity awards in anticipation of the release of material, nonpublic information. Similarly, Applied has not timed, nor does it intend to time, the release of material, nonpublic information based on equity award grant dates.

Fiscal 2024 Equity Awards

The HRCC believes that a meaningful portion of our NEOs’ target compensation should be in the form of long-term incentives. These awards are intended to reward performance over a multi-year period, align the interests of executives with those of shareholders, instill an ownership culture, enhance the personal stake of executive officers in the growth and success of the Company and provide an incentive for continued service at the Company.

Given our shareholders’ ongoing strong support of our incentive programs, we continued our approach of making performance-based equity awards a substantial portion of the overall value of equity awards granted to our NEOs.

Consistent with prior long-term awards, the fiscal 2024 long-term incentive awards for NEOs consist of two forms of equity vehicles: performance share units and restricted stock units. The target vehicle mix of the awards for the fiscal 2024 grant remained unchanged from the previous year’s grants and consisted of 75% PSUs and 25% RSUs for the CEO and 50% PSUs and 50% RSUs for the other NEOs.

CEO LTI Vehicle Mix	All Other NEO LTI Vehicle Mix

For fiscal 2024, in December 2023, the HRCC approved the target award values, which were converted to the corresponding number of PSUs and RSUs, listed in the below table for our NEOs.

NEO	Target Value of Awards(1) ($)	Equivalent Target Number of PSUs(2)	Equivalent Number of RSUs(2)

Gary E. Dickerson	22,500,000	113,721	37,907

Brice Hill	5,500,000	18,533	18,533

Prabu G. Raja	6,550,000	22,071	22,071

Omkaram Nalamasu	4,000,000	13,478	13,478

Timothy M. Deane	3,550,000	11,962	11,962

(1)

Reflects target values of awards on the date of grant. These target values differ from the amounts shown in the “Stock Awards” column of the Summary Compensation Table, which represent grant date fair values determined pursuant to Accounting Standards Codification 718.

(2)	Number of units calculated by dividing allocated portion of target value of awards by $148.39, the closing price of Applied stock on December 7, 2023, the grant date.

46 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

Size of Fiscal 2024 Equity Awards. In determining the target award values, the HRCC considered each NEO’s award as a component of their total direct compensation. Target fiscal 2024 long-term equity awards were determined in light of each NEO’s scope of responsibility, performance, impact on results, expected future contributions to our business, compensation levels relative to other Applied officers, the need to attract and retain talent and business conditions. The fiscal 2024 target award values were set to provide sufficient performance-based equity incentives to align compensation with the long-term interests of our shareholders, compensate the NEOs in line with market norms for their respective roles and provide them with appropriate incentive to achieve Applied’s performance goals over a multi-year period.

Performance Share Units. The PSU awards are designed to align NEO compensation – and therefore NEO decision making – with achievement of our strategic goals over the long term. The two metrics for the PSU portion of the long-term incentive program remain unchanged from the prior year’s grants. The fiscal 2024 PSUs, granted in December 2023, are eligible to vest three years from the grant date based on achievement of an average non-GAAP operating margin goal for fiscal 2024 through fiscal 2026 and based on TSR relative to the S&P 500 over the performance period of the first day of fiscal 2024 through the last day of fiscal 2026, with equal weighting given to each metric. The HRCC selected the members of the S&P 500 Index as the peer set for the relative TSR metric because enough differences exist between Applied and other companies in the technology and/or semiconductor space to make identifying a comparable industry-specific peer group impractical and because the HRCC believes the S&P 500 represents an appropriate proxy for the investment alternatives available to the Company’s shareholders.

The number of PSUs that will vest, if any, will be based on the achievement of threshold, target or maximum levels for each metric, as set forth below.

	Percentage of Shares Eligible to Vest Based on
Achievement Level	Relative TSR Result	Operating Margin Result

Threshold	0%	50%

Target	100%	100%

Maximum	200%	200%

Consistent with prior performance periods, a TSR payout factor will be determined by calculating the Company’s TSR percentile rank within the S&P 500, with threshold, target and maximum levels based on Applied’s TSR ranking at the 25th, 50th and 75th percentile, respectively, of the S&P 500. The TSR calculation uses a 60-day trailing average stock price at the beginning and end of the performance period for measurement purposes. This approach minimizes the impact of a single beginning and ending point stock price for each performance cycle.

If the threshold level is not achieved for either metric, then no corresponding shares will vest. If achievement falls between threshold and target or target and maximum levels, the portion of the award that would vest will be determined based on straight-line interpolation.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 47

    Compensation Discussion and Analysis

In setting goals for the PSUs, the HRCC considered Applied’s historical results and relative performance, and established goals that are aligned with Applied’s financial and strategic objectives and will require exceptional results to achieve the maximum level.

Restricted Stock Units. The RSU awards are scheduled to vest ratably over three years, providing a link to shareholder value creation and maintaining retention value.

Retirement Provisions. The fiscal 2024 PSU and RSU awards are subject to retirement provisions which, in the event of a qualifying retirement based on age and years of service, provide for the potential of a partial payout of the PSU awards based on actual performance at the conclusion of the three-year performance period and partial accelerated vesting of RSU awards. The retirement vesting provisions are designed to maintain engagement and focus, as well as to provide a retention incentive, for our executive officers when they approach potential retirement decisions.

Performance and Payout for Fiscal 2022 Performance Share Unit Awards

The PSUs granted to our NEOs in fiscal 2022 were eligible to vest after the conclusion of a three-year performance period, based on achievement of an average non-GAAP operating margin goal for fiscal 2022 through fiscal 2024 and relative TSR percentile rank within the S&P 500 for fiscal 2022 through fiscal 2024, with equal weighting given to each metric. In setting the non-GAAP operating margin performance requirements for the PSUs, the HRCC considered a number of factors, including the Company’s past performance, analyst expectations, then-current and expected macro-economic forces, the spectrum of potential outcomes, and competitor practices. The number of PSUs that could vest was based on the achievement of threshold, target or maximum levels of each metric, and straight-line interpolation for achievement that fell between the levels. The threshold, target and maximum levels and actual results achieved for each metric, as well as the resulting payout factors for the fiscal 2022 PSUs, are shown below.

	Three-Year Performance Period

Metric	Threshold	Target	Max	Result	Payout Factor

Non-GAAP Operating Margin (1)	26.4%	28.4%	32.4%	29.6%	130%

Relative TSR	25th %ile	50th %ile	75th %ile	73rd %ile	193%

Total					161.5%

(1)	See Appendix A for a reconciliation of non-GAAP operating margin.

The actual number of fiscal 2022 PSUs earned for each NEO (with the exception of Messrs. Hill and Deane, who were not executive officers and did not receive PSUs in fiscal 2022) is shown below.

NEO	Target Number of PSUs	Number of PSUs Earned

Gary E. Dickerson	78,973	127,542

Prabu G. Raja	16,725	27,011

Omkaram Nalamasu	11,605	18,742

Fiscal 2025 Long-Term Incentive Plan Metrics

As part of its annual review of the design and structure of the executive compensation program for the NEOs, the HRCC approved a change to the financial metric underpinning future PSU awards to more closely align with the Company’s current strategic and operational focus. While non-GAAP operating margin continues to be an important measure for the Company and remains on the corporate scorecard for the annual incentive bonus, beginning with the fiscal 2025-2027 PSUs, the payout under the PSU awards will be based 50% on the Company’s cumulative three-year non-GAAP economic profit result, rather than non-GAAP operating margin, compared to pre-established goals. Non-GAAP economic profit will be calculated as the Company’s net operating profit after tax minus the expected return on the Company’s invested capital. The HRCC believes that shifting the PSU measure from non-GAAP operating margin to non-GAAP economic profit will better align executive rewards with the Company’s ongoing focus on the

48 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Compensation Discussion and Analysis

efficient use of capital and identification of investments with a return above the cost of capital in order to drive long-term shareholder value. The remaining 50% of the fiscal 2025-2027 PSUs will continue to be based on relative TSR compared to the S&P 500.

Role and Authority of the Human Resources and Compensation Committee

The HRCC has a written charter approved by the Board that specifies the HRCC’s duties and responsibilities, which is available on our website at: https://www.appliedmaterials.com/us/en/about/corporate-governance.html. In accordance with its charter, the HRCC oversees our programs that foster executive and employee development and retention, with an emphasis on leadership development, management capabilities, succession plans, company culture and human capital management. The HRCC also determines executive and director compensation, and oversees significant employee benefits programs, policies and plans.

Each member of the HRCC has been determined by the Board to be independent under Nasdaq and SEC rules. The HRCC may delegate any of its responsibilities to subcommittees. See “Board Meetings and Committees” on page 23 for more information about the HRCC.

Role of Compensation Consultant

The HRCC has the authority to engage independent advisors to assist it in carrying out its responsibilities. For fiscal 2024, the HRCC engaged Semler Brossy Consulting Group (“Semler Brossy”) as its independent executive compensation consultant. Semler Brossy, who reports directly to the HRCC and not to management, is independent from Applied, has not provided any services to Applied other than to the HRCC and receives compensation from Applied only for services provided to the HRCC. The HRCC assessed the independence of Semler Brossy pursuant to SEC rules and concluded that the work of Semler Brossy for the HRCC has not raised any conflict of interest.

Semler Brossy reviews and advises on all principal aspects of the executive compensation program. Its main responsibilities are as follows:

»	Advise on alignment of pay and performance;

»	Review and advise on executive total compensation, including base salaries, short- and long-term incentives, and associated performance metrics and goals;

»	Advise on trends in executive compensation;

»	Provide recommendations regarding the composition of our peer group;

»	Analyze market compensation practices based on peer group proxy statements, compensation survey data and other publicly available data; and

»	Perform any special projects requested by the HRCC.

The HRCC typically asks Semler Brossy to attend the HRCC’s meetings, including executive sessions at which management is not present. Semler Brossy communicates regularly with the HRCC Chair outside of committee meetings and also meets with management to gather information and review proposals.

Role of Executive Officers and Management in Compensation Decisions

In fiscal 2024, the HRCC invited Mr. Dickerson (as CEO) and other executives, including representatives of Global Human Resources and Global Rewards, to attend its meetings. The HRCC also regularly held executive sessions without management present. The CEO, together with the HRCC, assesses the performance of our NEOs and other executive officers. The CEO presents to the HRCC his evaluation of each executive officer’s performance over the past year and makes recommendations to the HRCC regarding base salaries, bonus targets and actual payments, performance goals and weightings, and long-term incentive awards for executive officers. The HRCC considers these recommendations in making its final determinations, in addition to considering input from Semler Brossy. The HRCC discusses the CEO’s compensation and makes final decisions regarding the CEO’s compensation when he is not present.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 49

    Compensation Discussion and Analysis

Additional Compensation Programs and Policies

Non-Qualified Deferred Compensation Plan

Our 2016 Deferred Compensation Plan (the “DCP”) allows our NEOs and other eligible employees to voluntarily defer on a pre-tax basis a portion of their eligible earnings. We do not provide matching or other employer contributions to any DCP participant, including our executive officers. Deferrals made prior to 2016 under the DCP are credited with deemed interest and are subject to the distribution rules in place prior to the DCP amendment in 2015. Beginning in 2016, participants are permitted to notionally invest new deferrals in certain investment options available under the DCP. Additionally, for new deferrals, the DCP provides distribution rules for in-service distributions or upon a qualifying separation from service, or an elected future date, and in the event of a qualified disability or change in control. See “Nonqualified Deferred Compensation” below for more information about the DCP.

Retirement and Other Benefits

During fiscal 2024, all full-time and part-time (working 20 or more hours a week) U.S. employees, including the NEOs, were eligible to participate in Applied’s 401(k) plan, a tax-qualified retirement plan. Eligible Applied 401(k) plan participants receive matching contributions from Applied. We do not provide defined benefit pension plans or, other than the 401(k) plan and the DCP, defined contribution retirement plans to the NEOs or other employees, except as required in certain countries outside the U.S. for legal or competitive reasons. Applied offers a number of other benefits programs to a broad base of eligible employees, including a tax-qualified employee stock purchase plan, medical, dental and vision insurance, long-term and short-term disability plans, life and accidental death and dismemberment plans, health and dependent care flexible spending accounts, business travel insurance, wellness programs, educational assistance, employee assistance program and certain other country-specific benefits.

Applied annually benchmarks its overall benefits programs, including the 401(k) plan, against those of our peers. Applied’s overall broad-based benefits programs are consistent with market practice, which the HRCC believes allows us to remain competitive in attracting and retaining talent.

Applied maintains a relocation program available to all eligible employees that is consistent with current practices among large global companies. Applied provides competitive relocation benefits to ensure it can fill positions critical to its business needs and provide career development opportunities for high-potential employees. During fiscal 2024, the Company provided Mr. Hill with benefits consistent with our relocation policy to complete his relocation.

The safety and security of the Company’s CEO are important to Applied’s continued success. Based on the recommendations from a third-party security risk assessment, the HRCC has approved the provision of monitoring and maintenance services of a residential security system for Mr. Dickerson, as well as the provision of travel-related security services for Mr. Dickerson and his family. The HRCC has a process for periodic oversight of the nature and cost of security measures provided for Mr. Dickerson.

The value of the benefits provided under the programs discussed above are not considered by the HRCC in determining an individual NEO’s total compensation.

Stock Ownership Guidelines

We have stock ownership guidelines to help align the interests of our Section 16 officers on the Executive Leadership Team with those of our shareholders. The guidelines provide that officers may not sell any shares of Applied stock if their ownership is, or following the sale would fall, below the following ownership levels:

Position	Ownership Level (value of stockholding)

CEO	6x base salary

Other Officers	3x base salary

Unearned performance awards are not included for purposes of satisfying the guidelines.

As of December 31, 2024, all of our officers were in compliance with the stock ownership guidelines.

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    Compensation Discussion and Analysis

Hedging and Pledging Prohibitions

Applied has an insider trading policy that, among other things, prohibits all of our employees (including officers) and directors from engaging in hedging or other speculative transactions relating to Applied shares. Prohibited transactions include short sales, derivative securities (such as put and call options, or other similar instruments) and other hedging transactions (such as equity swaps, prepaid variable forwards, or similar instruments), or any transactions that have, or are designed to have, the effect of hedging or offsetting any decrease in the market value of Applied securities. In addition, Section 16 officers and directors are prohibited from holding Applied securities in a margin account or otherwise pledging Applied securities as collateral for a loan.

Compensation Recovery Policy

We have a Compensation Recovery Policy, adopted by the HRCC in fiscal 2023 (the “Recovery Policy”), that, in the event of an accounting restatement, requires reimbursement from a current or former Section 16 officer of erroneously awarded incentive-based compensation received by them, regardless of any fault or misconduct by the officer. The compensation that may be recovered is the actual incentive-based compensation received by an officer minus the amount the officer would have received had such compensation been determined based on the restated financial statements, calculated on a pre-tax basis. The Recovery Policy applies to incentive-based compensation that is received by the Section 16 officer on or after October 2, 2023 and during the three fiscal years that ended immediately before the Company determines that it is required to restate its financial statements, and that is granted, earned or vested based wholly or in part on the achievement of any financial reporting measure or based on the Company’s stock price.

We also have a legacy “clawback” policy that applies to incentive compensation received by an officer before October 2, 2023. This policy allows the Board to require reimbursement of incentive compensation from an executive officer in the event that intentional misconduct by the officer is determined to be the primary cause of a material negative restatement of Applied’s financial results. The compensation that may be recovered is the after-tax portion of any bonus paid to, and any performance-based equity awards earned by, the NEO within the 12 months after filing of the erroneous financial statements, if the compensation would not have been paid to the NEO had Applied’s financial results been reported properly. The policy applies to financial statements filed in a rolling three-year, look-back period.

The policies described above are in addition to any policies or recovery rights that are required under applicable laws, including the Sarbanes-Oxley Act.

Tax Deductibility

Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, restricts deductibility for federal income tax purposes of annual individual compensation in excess of $1 million to each NEO, effective for tax years beginning after 2017, subject to a transition rule for certain written binding contracts which were in effect on November 2, 2017, and which were not modified in any material respect on or after such date. While the HRCC considers the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation is not tax-deductible.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 51

    Human Resources and Compensation Committee Report

Human Resources and Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Applied specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Human Resources and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2024. Based on the review and discussions, the Human Resources and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Applied’s Proxy Statement for its 2025 Annual Meeting of Shareholders.

This report is submitted by the Human Resources and Compensation Committee.

Thomas J. Iannotti (Chair)

Rani Borkar

Xun (Eric) Chen

Alexander A. Karsner

52 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Executive Compensation

Executive Compensation

Summary Compensation Table for Fiscal 2024, 2023 and 2022

The following table shows compensation information for fiscal 2024, 2023 and 2022 for our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)

Gary E. Dickerson President and Chief Executive Officer	2024 2023 2022	1,030,000 1,030,000 1,030,000	— — —		24,861,142 23,951,048 17,783,334	1,754,734 1,631,520 1,358,055	153,336 241,976 228,583	(3)	27,799,212 26,854,544 20,399,972

Brice Hill Senior Vice President, Chief Financial Officer and Global Information Services	2024 2023 2022	744,616 708,846 441,346	— — 2,000,000	(5)	5,851,542 5,530,849 8,351,018	1,149,947 1,019,304 523,723	63,641 324,136 58,343	(4)	7,809,746 7,583,135 11,374,430

Prabu G. Raja President, Semiconductor Products Group	2024 2023 2022	792,308 740,000 679,615	— — —		6,968,612 6,636,826 5,372,622	1,229,580 1,091,475 819,791	19,303 18,073 18,682	(6)	9,009,803 8,486,374 6,890,710

Omkaram Nalamasu Senior Vice President, Chief Technology Officer	2024 2023 2022	659,616 625,385 592,308	— — —		4,255,476 4,037,503 3,727,899	866,608 742,203 568,080	14,440 3,718 4,543	(7)	5,796,140 5,408,809 4,892,830

Timothy M. Deane Group Vice President, Applied Global Services	2024 2023 2022	642,308 574,947 433,350	— — —		3,776,822 3,097,266 2,807,119	956,313 733,590 412,458	18,855 17,761 16,703	(8)	5,394,298 4,423,564 3,669,630

(1)

Amounts shown do not reflect compensation actually received by the executive officer. Instead, the amounts reported represent the aggregate grant date fair value of target stock awards granted in the respective fiscal years, as determined pursuant to ASC 718 (but excluding the effect of estimated forfeitures for performance-based awards). For fiscal 2024, the grant date fair value of the maximum number of stock awards that may be earned by each NEO was as follows: Mr. Dickerson: $44,199,992; Mr. Hill: $9,003,197; Dr. Raja: $10,721,922; Dr. Nalamasu: $6,547,478; and Mr. Deane: $5,811,020. See “Fiscal 2024 Equity Awards” on page 46 for more information regarding the stock awards. The assumptions used to calculate the value of awards are set forth in Note 10 of the Notes to Consolidated Financial Statements included in Applied’s Annual Report on Form 10-K for fiscal 2024 filed with the SEC on December 13, 2024.

(2)

Amounts consist of payouts earned under the Senior Executive Bonus Plan for services rendered in the respective fiscal years, except for the fiscal 2022 payout for Mr. Deane which was earned under the Applied Incentive Plan.

(3)

Amount includes (a) Applied’s matching contribution of $15,525 under the tax-qualified 401(k) Plan, (b) Applied’s payment on behalf of Mr. Dickerson of $1,513 in term life insurance premiums, (c) Applied’s matching contribution of $2,500 to an eligible non-profit organization pursuant to a program under the Applied Materials, Inc. Political Action Committee, (d) a payment of $500 as reimbursement for certain eligible wellbeing related expenses under the Company’s benefits program, which benefit is available to all of the Company’s eligible U.S. employees, (e) $124,966 for equipment and monitoring and maintenance services for a residential security system, and (f) $8,332 for personal security services for Mr. Dickerson.

(4)

Amount consists of (a) Applied’s matching contribution of $13,953 under the tax-qualified 401(k) Plan, (b) Applied’s payment on behalf of Mr. Hill of $1,451 in term life insurance premiums, (c) a payment of $300 as reimbursement for home office expenses, which benefit is available to all of the Company’s eligible U.S. employees, and (d) payments totaling $47,937 for benefits to Mr. Hill to cover expenses incurred in connection with his relocation.

(5)	Amount consists of a sign-on bonus awarded as part of the new-hire compensation package, in connection with Mr. Hill’s hire in March 2022.

(6)

Amount consists of (a) Applied’s matching contribution of $14,750 under the tax-qualified 401(k) Plan, (b) Applied’s payment on behalf of Dr. Raja of $1,513 in term life insurance premiums, (c) Applied’s matching contribution of $2,500 to an eligible non-profit organization pursuant to a program under the Applied Materials, Inc. Political Action Committee, (d) a payment of $300 as reimbursement for home office expenses, which benefit is available to all of the Company’s eligible U.S. employees, and (e) a payment of $240 as reimbursement for certain eligible wellbeing related expenses under the Company’s benefits program, which benefit is available to all of the Company’s eligible U.S. employees.

(7)

Amount consists of (a) Applied’s matching contribution of $9,341 under the tax-qualified 401(k) Plan, (b) Applied’s payment on behalf of Dr. Nalamasu of $1,299 in term life insurance premiums, (c) Applied’s matching contribution of $2,500 to an eligible non-profit organization pursuant to a program under the Applied Materials, Inc. Political Action Committee, (d) a payment of $300 as reimbursement for home office expenses, which benefit is available to all of the Company’s eligible U.S. employees, and (e) a payment of $1,000 as reimbursement for certain eligible wellbeing related expenses under the Company’s benefits program, which benefit is available to all of the Company’s eligible U.S. employees.

(8)

Amount consists of (a) Applied’s matching contribution of $14,831 under the tax-qualified 401(k) Plan, (b) Applied’s payment on behalf of Mr. Deane of $1,224 in term life insurance premiums, (c) Applied’s matching contribution of $2,500 to an eligible non-profit organization pursuant to a program under the Applied Materials, Inc. Political Action Committee, and (d) a payment of $300 as reimbursement for home office expenses, which benefit is available to all of the Company’s eligible U.S. employees.

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    Executive Compensation

Grants of Plan-Based Awards for Fiscal 2024

The following table shows all plan-based awards granted to the NEOs during fiscal 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Gary E. Dickerson	12/7/2023 12/7/2023 —	— — 0	— — 1,545,000	— — 4,635,000	28,430 — —	113,721 — —	227,442 — —	— 37,907 —	19,338,850 5,522,292 —

Brice Hill	12/7/2023 12/7/2023 —	— — 0	— — 1,012,500	— — 3,037,500	4,633 — —	18,533 — —	37,066 — —	— 18,533 —	3,151,655 2,699,887 —

Prabu G. Raja	12/7/2023 12/7/2023 —	— — 0	— — 1,080,000	— — 3,240,000	5,518 — —	22,071 — —	44,142 — —	— 22,071 —	3,753,309 3,215,303 —

Omkaram Nalamasu	12/7/2023 12/7/2023 —	— — 0	— — 798,000	— — 2,394,000	3,370 — —	13,478 — —	26,956 — —	— 13,478 —	2,292,001 1,963,475 —

Timothy M. Deane	12/7/2023 12/7/2023 —	— — 0	— — 812,500	— — 2,437,500	2,991 — —	11,962 — —	23,924 — —	— 11,962 —	2,034,198 1,742,624 —

(1)

Amounts shown were estimated possible payouts for fiscal 2024 under the Senior Executive Bonus Plan (additional information on the annual bonus plan can be found on page 39 under “Annual Incentive Bonus Opportunities.”). These amounts were based on the individual NEO’s fiscal 2024 base salary and target bonus as a percentage of base salary. The maximum amount shown is calculated as three times the target amount for the NEO. Actual bonuses received by the NEOs for fiscal 2024 under the Senior Executive Bonus Plan are reported in the Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.”

(2)	Additional information on the equity awards can be found under “Fiscal 2024 Equity Awards” on page 46.

(3)

Amounts shown do not reflect compensation actually received by the NEOs. Instead, the amounts represent the aggregate grant date fair value of the awards as determined pursuant to ASC 718 (but excluding the effect of estimated forfeitures for performance-based awards). The assumptions used to calculate the awards’ value are set forth in Note 10 of the Notes to Consolidated Financial Statements included in Applied’s Annual Report on Form 10-K for fiscal 2024 filed with the SEC on December 13, 2024.

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    Executive Compensation

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table shows all outstanding equity awards held by the NEOs at the end of fiscal 2024.

Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Gary E. Dickerson	12/7/2023 12/12/2022 12/2/2021 12/7/2023 12/12/2022 12/2/2021 12/3/2020	37,907 31,240 8,775 — — — —	(3) (4) (5)	7,070,414 5,826,885 1,636,713 — — — —	— — — 113,721 140,578 78,973 116,145	(6) (7) (8) (9)	— — — 21,211,241 26,220,609 14,730,044 21,663,365

Brice Hill	12/7/2023 12/12/2022 3/7/2022 12/7/2023 12/12/2022	18,533 15,240 23,766 — —	(3) (4) (10)	3,456,775 2,842,565 4,432,834 — —	— — — 18,533 22,859	(6) (7)	— — — 3,456,775 4,263,661

Prabu G. Raja	12/7/2023 12/12/2022 12/2/2021 12/7/2023 12/12/2022 12/2/2021 12/4/2020	22,071 18,287 5,575 — — — —	(3) (4) (5)	4,116,683 3,410,891 1,039,849 — — — —	— — — 22,071 27,430 16,725 33,769	(6) (7) (11) (9)	— — — 4,116,683 5,116,244 3,119,547 6,298,594

Omkaram Nalamasu	12/7/2023 12/12/2022 12/2/2021 12/7/2023 12/12/2022 12/2/2021	13,478 11,125 3,869 — — —	(3) (4) (5)	2,513,917 2,075,035 721,646 — — —	— — — 13,478 16,687 11,605	(6) (7) (12)	— — — 2,513,917 3,112,459 2,164,565

Timothy M. Deane	12/7/2023 12/12/2022 9/8/2022 12/16/2021 12/2/2021 12/3/2020 12/7/2023 12/12/2022	11,962 8,534 8,531 5,454 2,987 2,599 — —	(3) (4) (13) (14) (15) (16)	2,231,152 1,591,762 1,591,202 1,017,280 557,135 484,765 — —	— — — — — — 11,962 12,801	(6) (7)	— — — — — — 2,231,152 2,387,643

(1)

Stock awards consist of restricted stock units (“RSUs”) and performance share units (“PSUs”), all of which will be converted into Applied common stock on a one-to-one basis upon vesting. All future vesting of shares is subject to the NEO’s continued employment with Applied through each applicable vesting date, except that award agreements for RSUs and PSUs granted to certain of our NEOs provide for modified vesting treatment in the case of certain events such as a qualifying retirement, death, or double-trigger termination following a change in control. See “Long-Term Incentives” on page 46 for more information regarding these awards.

(2)

Market value was determined by multiplying the number of such shares by the closing price of Applied common stock of $186.52 on October 25, 2024, the last trading day of fiscal 2024, as reported on the Nasdaq Global Select Market.

(3)	One-third of the RSUs vested on December 19, 2024 and one-third are scheduled to vest on each of December 19, 2025 and December 19, 2026.

(4)	Half of the RSUs vested on December 19, 2024 and half are scheduled to vest on December 19, 2025.

(5)	The RSUs vested in full on December 19, 2024.

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    Executive Compensation

(6)

The PSUs are scheduled to vest on December 19, 2026, depending on the achievement of specified performance goals. The number of PSUs shown is the target amount, and the actual number of PSUs that may vest ranges from 0% to 200% of the target amount, depending on the achievement of specified performance goals.

(7)

The PSUs are scheduled to vest on December 19, 2025, depending on the achievement of specified performance goals. The number of PSUs shown is the target amount, and the actual number of PSUs that may vest ranges from 0% to 200% of the target amount, depending on the achievement of specified performance goals.

(8)

The PSUs vested on December 19, 2024. The number of PSUs shown is the target amount. On December 12, 2024, an additional 48,569 shares became eligible to vest due to achievement of performance goals related to the grant. These additional shares also vested on December 19, 2024.

(9)

The PSUs are scheduled to vest on October 26, 2025, depending on the achievement of specified performance goals. The number of PSUs shown is the target amount, and the actual number of PSUs that may vest ranges from 0% to 200% of the target amount, depending on the achievement of specified performance goals.

(10)	The RSUs are scheduled to vest on April 1, 2025.

(11)

The PSUs vested on December 19, 2024. The number of PSUs shown is the target amount. On December 12, 2024, an additional 10,286 shares became eligible to vest due to achievement of performance goals related to the grant. These additional shares also vested on December 19, 2024.

(12)

The PSUs vested on December 19, 2024. The number of PSUs shown is the target amount. On December 12, 2024, an additional 7,137 shares became eligible to vest due to achievement of performance goals related to the grant. These additional shares also vested on December 19, 2024.

(13)	3,199 of the RSUs are scheduled to vest on October 1, 2025 and 5,332 are scheduled to vest on October 1, 2026.

(14)	2,045 of the RSUs are scheduled to vest on January 1, 2025 and 3,409 are scheduled to vest on January 1, 2026.

(15)	Half of the RSUs vested on January 1, 2025 and half are scheduled to vest on January 1, 2026.

(16)	The RSUs vested in full on January 1, 2025.

Option Exercises and Stock Vested for Fiscal 2024

The following table shows all stock awards that vested and the value realized upon vesting for each NEO during fiscal 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Gary E. Dickerson	282,308	45,827,058

Brice Hill	31,385	6,196,519

Prabu G. Raja	72,646	11,792,625

Omkaram Nalamasu	46,017	7,469,940

Timothy M. Deane	15,388	2,569,940

(1)

Of the amounts shown in this column, Applied withheld the following number of shares to cover tax withholding obligations: 139,970 shares for Mr. Dickerson; 14,847 shares for Mr. Hill; 36,021 shares for Dr. Raja; 22,789 shares for Dr. Nalamasu; and 6,767 shares for Mr. Deane.

(2)	Value realized equals the closing price of Applied common stock on the vesting date, multiplied by the number of shares that were acquired on vesting.

Non-Qualified Deferred Compensation

Applied’s 2016 Deferred Compensation Plan (the “DCP”) is a non-qualified deferred compensation plan that allows eligible employees, including executive officers, to voluntarily defer receipt of up to 40% of their base salaries and all or a portion of their eligible sales incentive and fiscal bonus payments, if any. Applied does not make any matching or other employer contributions to the DCP for our executive officers or other DCP participants.

Beginning in 2016, deferrals under the DCP are credited with deemed investment returns, gains or losses, based upon notional investment options available under the DCP, with the rate of return equal to one or more of the notional investment options elected by a DCP participant. The notional investment options available to DCP participants include certain mutual funds and pre-constructed portfolios. Deferrals made prior to 2016 are retained as separate “rollover” accounts under the DCP. These deferrals continue to be credited with deemed interest in the sum of (a) the yield-to-maturity of five-year U.S. Treasury notes, plus (b) 1.50%.

For account balances established after 2015, the DCP provides distribution rules for in-service and future date distribution options and in the event of a qualifying separation from service, a qualified disability or a change in control. Deferred amounts in the rollover accounts, plus deemed interest or earnings thereon, are generally payable on the same date selected by the participants or specified prior to October 2015. A change in control would trigger the

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    Executive Compensation

distribution of all deferred balances in the rollover accounts. Distributions are payable from the general assets of Applied or from the assets of a grantor trust (known as a rabbi trust) established by Applied for distributions made from accounts consisting of deferrals made after October 2015 and as of December 31, 2019, and their associated earnings.

Non-Qualified Deferred Compensation for Fiscal 2024

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)

Gary E. Dickerson	—	—	—	—	—

Brice Hill	377,330	—	198,672	—	959,328

Prabu G. Raja	1,290,742	—	1,607,782	—	11,537,440

Omkaram Nalamasu	979,774	—	2,044,105	245,772	9,132,974

Timothy M. Deane	366,795	—	707,391	—	2,753,432

(1)	Amounts in this column are included in the Salary and/or Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table for fiscal 2024.

(2)	Amounts in this column are not included in the Summary Compensation Table because there were no above-market or preferential earnings for fiscal 2024.

(3)

Amounts in this column represent balances as of October 27, 2024 and include compensation reported in the Summary Compensation Table for fiscal 2024 and in the Summary Compensation Tables for prior years’ proxy statements, except for (i) the earnings on contributions, which were not at above-market or preferential rates, and (ii) contributions made when the individual was not a NEO.

Employment Agreement

Applied does not have employment agreements with any of its NEOs, other than an agreement with Mr. Dickerson. The agreement with Mr. Dickerson was entered into in connection with his appointment as President and CEO.

Mr. Dickerson’s employment agreement, dated August 14, 2013, provides that if Applied terminates his employment other than for cause and other than due to death or disability, he would be entitled to receive a lump sum payment equal to 275% of his base salary, provided that he executes an agreement containing a release of claims and non-solicitation and non-disparagement provisions in favor of Applied.

For purposes of Mr. Dickerson’s agreement, “cause” generally means the willful failure to perform his duties after written notice and an opportunity to cure; the willful commission of a wrongful act that caused, or was reasonably likely to cause, substantial damage to Applied, or an act of fraud in the performance of his duties; the conviction for the commission of a felony in connection with the performance of his duties; or the order of a federal or state regulatory authority requiring the termination of his employment.

Potential Payments Upon Termination or Change of Control

Applied does not currently have change of control agreements or arrangements with any of its NEOs.

Potential Payments Upon Termination. Under Mr. Dickerson’s employment agreement described above, he would have been entitled to receive $2,832,500 (275% of his annual base salary at the end of fiscal 2024) had Applied terminated his employment without cause on October 25, 2024, the last business day of fiscal 2024. No other NEO was party to an employment agreement in effect on October 25, 2024 or otherwise entitled to receive severance payments.

Additionally, the Value Creation Awards granted to Mr. Dickerson and Dr. Raja in fiscal 2021 provide for accelerated vesting in the event of an involuntary termination of employment without cause (as defined under the Stock Plan). In

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    Executive Compensation

the event of such a termination, the performance period for the Value Creation Awards would be deemed to end on the date of such termination and the number of shares that would vest would be determined as of such date. The following table shows the amounts attributable to the accelerated vesting of the Value Creation Awards if Applied had terminated Mr. Dickerson’s or Dr. Raja’s employment, respectively, without cause on October 25, 2024, the last business day of fiscal 2024.

Named Executive Officer	Value of Vesting Acceleration of Value Creation Awards ($)(1)

Gary E. Dickerson	43,326,731

Prabu G. Raja	12,597,188

(1)

Amount based on the number of Value Creation Awards for which vesting would have been accelerated, calculated as (i) the target number of units awarded, (ii) multiplied by the 200% modifier that would have applied based on Applied’s absolute TSR achievement as of October 25, 2024 as compared to the program goals, (iii) multiplied by $186.52, the closing price of Applied common stock on October 25, 2024.

Qualified Retirement – Employee Stock Incentive Plan. PSU and RSU awards granted to certain of our NEOs are subject to retirement provisions which provide for partial accelerated vesting of RSU awards and a partial payout of PSU awards based on actual performance at the conclusion of the three-year performance period, in the event of a qualifying retirement. In order to qualify, an executive is required to have reached age 60 and have completed at least five years of service with Applied, at the time of his or her retirement. As of the end of fiscal 2024, each of Mr. Dickerson, Dr. Raja and Dr. Nalamasu would have met the conditions for a qualifying retirement under these provisions. The following table shows the amounts attributable to a partial accelerated vesting of RSU awards and partial payout of PSU awards if the NEOs had incurred a qualifying retirement on October 25, 2024, the last business day of fiscal 2024. The retirement provision does not apply to the Value Creation Awards.

Named Executive Officer	Value of Partial RSU Vesting Acceleration and Partial PSU Payout ($)(1)

Gary E. Dickerson	53,618,531

Brice Hill	—

Prabu G. Raja	15,430,054

Omkaram Nalamasu	9,666,772

Timothy M. Deane	—

(1)

Amount based on the number of RSUs for which vesting would have been accelerated and target number of PSUs which would have remained eligible to vest, multiplied by $186.52, the closing price of Applied common stock on October 25, 2024.

Change of Control – Employee Stock Incentive Plan. Our Stock Plan provides that the vesting of equity awards granted under the plan to employees, including the NEOs, will be accelerated in full upon a change of control of Applied if the successor corporation (or its parent or subsidiary) does not assume or provide a substitute for the outstanding awards. Separately, equity awards will be accelerated in full if the award holder is terminated without cause or resigns employment with Applied for good reason, in each case, within 12 months following a change of control of Applied and as defined under the Stock Plan or the applicable award agreement. This double-trigger accelerated vesting does not apply if the applicable award agreement specifically states that it will not apply or if the participant’s employment is terminated due to his or her death or disability, resignation without good reason or termination for cause.

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    Executive Compensation

The following table shows the amounts attributable to the accelerated vesting of equity awards under the Stock Plan following a change of control in which the awards are not assumed or substituted, or within 12 months following a change of control in which the NEO is terminated without cause or resigns for good reason, in each case assuming the change of control and termination or resignation occurred on October 25, 2024, the last business day of fiscal 2024.

Named Executive Officer	Value of Vesting Acceleration ($)(1)

Gary E. Dickerson	98,359,270

Brice Hill	18,452,610

Prabu G. Raja	27,218,491

Omkaram Nalamasu	13,101,538

Timothy M. Deane	12,092,092

(1)	Amount based on the number of RSUs and target number of PSUs for which vesting would have been accelerated, multiplied by $186.52, the closing price of Applied common stock on October 25, 2024.

CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO, to the median of the annual total compensation of our employees (other than the CEO). The fiscal 2024 annual total compensation of our CEO, Mr. Dickerson, was $27,799,212, the fiscal 2024 annual total compensation of our median compensated employee (other than the CEO) was $86,954, and the ratio of these amounts was 320 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources system of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

For purposes of identifying our median compensated employee, we used our global employee population as of October 27, 2024, the last day of fiscal 2024, identified based on our human resources system of record. We used total direct compensation as our consistently applied compensation measure for such population. In this context, total direct compensation means the sum of the applicable annualized base salary determined as of October 27, 2024, the annual incentive earned for service in fiscal 2024, and the approved value of the annual equity awards granted during fiscal 2024, not including off-cycle grants in the case of new hires, promotions, or similar circumstances. Given the Company’s global population, we used the foreign currency exchange rates in effect at the end of fiscal 2024 for the salary and the annual incentive. After identifying our median compensated employee, we then calculated the annual total compensation for our median compensated employee using the same methodology used for our CEO as set forth in the Summary Compensation Table of this proxy statement.

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    Executive Compensation

Pay Versus Performance
The following disclosure sets forth information concerning the compensation for our principal executive officer (“PEO”) and the average compensation for our other NEOs
(“Non-PEO
NEOs”), as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” for such individuals, and certain financial performance measures, for our four most recently completed fiscal years. This disclosure has been prepared in accordance with Item 402(v) of the Exchange Act.
Pay versus Performance Table

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year (a)	Summary Compensation Table Total for PEO (1) (b)	Compensation Actually Paid to PEO (1)(2)(3) (c)	Average Summary Compensation Table Total for Non-PEO NEOs (1) (d)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4) (e)	Total Shareholder Return (5) (f)	Peer Group Total Shareholder Return (5) (g)	GAAP Net Income (millions) (h)	Non-GAAP EPS (6) (i)

2024	$27,799,212	$ 86,080,922	$7,002,497	$15,828,801	$316.48	$232.14	$7,177	$8.65

2023	$26,854,544	$ 71,918,135	$6,475,471	$12,376,799	$221.11	$142.27	$6,856	$8.05

2022	$20,399,972	($ 22,058,266)	$5,953,570	$ 1,634,909	$149.67	$105.92	$6,525	$7.70

2021	$35,265,559	$144,856,918	$6,675,150	$14,982,610	$226.06	$148.13	$5,888	$6.84

(1)
Mr. Dickerson was our PEO for each year presented. The
Non-PEO
NEOs were: (i) for fiscal 2024 and 2023, Drs. Raja and Nalamasu and Messrs. Hill and Deane, (ii) for fiscal 2022, Drs. Raja and Nalamasu, Messrs. Hill and Deane, Robert J. Halliday, and Ali Salehpour, and (iii) for fiscal 2021, Drs. Raja and Nalamasu, Messrs. Halliday and Salehpour, and Daniel J. Durn.

(2)
The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with SEC rules. The dollar amounts do not reflect the amounts of compensation actually earned, realized or received by our NEOs during the applicable fiscal year. In accordance with SEC rules, certain adjustments were made to the Summary Compensation Table total compensation to determine the amount of “compensation actually paid,” as shown in notes 3 and 4 to this table.

(3)	The following table shows the amounts deducted from and added to the Summary Compensation Table (“SCT”) total compensation to calculate “compensation actually paid” for Mr. Dickerson.

Fiscal Year	SCT Total ($)	Subtract: Amounts Reported as Stock Awards in SCT ($)	Add: Year-End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Add: Fair Value As of the Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Unvested at Year End ($)	Add: Change As of the Vesting Date (From End of Prior Fiscal Year) in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Subtract: Fair Value as of Prior Year-End of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Year ($)	Add: Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid ($)

2024	27,799,212	24,861,142	38,274,775	—	36,063,347	8,804,730	—	—	86,080,922

2023	26,854,544	23,951,048	34,382,124	—	29,015,408	5,617,107	—	—	71,918,135

2022	20,399,972	17,783,334	11,152,105	—	(40,108,077)	4,281,068	—	—	(22,058,266)

2021	35,265,559	31,710,469	67,242,440	—	67,802,579	6,256,810	—	—	144,856,918

60 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Executive Compensation

(4)	The following table shows the amounts deducted from and added to the average SCT total compensation to calculate the average “compensation actually paid” for our Non-PEO NEOs.

Fiscal Year	SCT Total ($)	Subtract: Amounts Reported as Stock Awards in SCT ($)	Add: Year-End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Add: Fair Value As of the Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Unvested at Year End ($)	Add: Change As of the Vesting Date (From End of Prior Fiscal Year) in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Subtract: Fair Value as of Prior Year-End of Equity Awards Granted in Prior Years that Failed to Meet Vesting Conditions in the Year ($)	Add: Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid ($)
2024	7,002,497	5,213,113	7,590,982	—	4,862,165	1,586,270	—	—	15,828,801
2023	6,475,471	4,825,611	6,605,428	—	3,400,246	721,266	—	—	12,376,799
2022	5,953,570	4,139,424	2,811,599	—	(3,525,315)	534,479	—	—	1,634,909
2021	6,675,150	5,370,836	6,775,456	—	7,971,327	1,370,968	2,439,455	—	14,982,610

(5)
Total Shareholder Return for the Company and the Peer Group is based on an initial fixed investment of $100 beginning with the market close on October 23, 2020, the last trading day before fiscal 2021, and is calculated in accordance with SEC rules. The Peer Group TSR set forth in this table reflects the TSR for the PHLX Semiconductor Index, which we also use in the performance graph required by Item 201(e) of Regulation
S-K
under the Exchange Act, and included in our Annual Report on Form
10-K
for the fiscal year ended October 27, 2024.

(6)
Non-GAAP
Earnings Per Share is the financial measure that was determined to be the most important financial performance measure linking “compensation actually paid” for our NEOs to company performance for fiscal 2024 and therefore was selected as the fiscal 2024 “Company-Selected Measure” as defined in Item 402(v) of Regulation
S-K
under the Exchange Act. See Appendix A for a reconciliation of non-GAAP
EPS.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 61

    Executive Compensation

Relationship Between “Compensation Actually Paid” and Performance Measures
The following graphs show the relationships over our four most recently completed fiscal years of the “compensation actually paid” for our PEO and
Non-PEO
NEOs, as compared to our TSR, GAAP Net Income, and
non-GAAP
EPS, as well as the relationship between our TSR and the Peer Group TSR.

Compensation Actually Paid vs. Applied's TSR

$150
$120
$90
$60
$30
$0
-$30
Compensation Actually Paid (Millions)
$350
$300
$250
$200
$150
$100
$50
$0
-$50
TSR
2020
2021
2022
2023
2024
$144.9
$15.0
-$22.1
$1.6
$71.9
$12.4
$86.0
$15.8
$100.00
$226.06
$149.67
$221.11
$316.48
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
Applied Materials TSR

Compensation Actually Paid vs. GAAP Net Income
Compensation Actually Paid (Millions)
GAAP Net Income (Millions)
$150
$120
$90
$60
$30
$0
-$30
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
-$1,500
$144.9
$15.0
$5,888
-$22.1
$1.6
$6,525
$71.9
$12.4
$6,856
$86.0
$15.8
$7,177
2021
2022
2023
2024
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
GAAP Net Income

62 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Executive Compensation

Compensation Actually Paid vs. Non-GAAP EPS
Compensation Actually Paid (Millions)
Non-GAAP EPS
$150
$120
$90
$60
$30
$0
-$30
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
-$2.00
2021
2022
2023
2024
$144.9
$15.0
-$22.1
$1.6
$71.9
$12.4
$86.0
$15.8
$6.84
$7.70
$8.05
$8.65
Compensation Actually Paid for PEO
Average Compensation Actually Paid for Non-PEO NEOs
Non-GAAP EPS

Applied's TSR vs. TSR for PHLX Semiconductor Index
$350
$300
$250
$200
$150
$100
$50
$0
TSR
$316.48
$226.06
$221.11
$232.14
$148.13
$149.67
$142.27
$105.92
$100.00
10/23/2020
10/31/2021
10/30/2022
10/29/2023
10/27/2024
Applied Materials
PHLX Semiconductor

Financial Performance Measures
The following table lists the financial performance measures that, in the Company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” for the Company’s NEOs to Company performance for fiscal 2024.

»	Non-GAAP EPS

»	Non-GAAP Operating Margin

»	Non-GAAP Gross Margin

»	Relative TSR

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 63

        Executive Compensation

Certain Relationships and Related Transactions

Applied’s Audit Committee is responsible for the review, approval, or ratification of “related person transactions” involving Applied or its subsidiaries and related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, or 5% shareholder of a company since the beginning of the previous fiscal year, and their immediate family members. Applied has adopted written policies and procedures that apply to any transaction or series of transactions in which (1) Applied or a subsidiary is a participant, (2) the amount involved exceeds $120,000 and (3) a related person has a direct or indirect material interest.

In accordance with these policies and procedures, the Audit Committee determines whether the related person has a material interest in a transaction and may, in its discretion, approve, ratify, or take other action with respect to the transaction. The Audit Committee reviews all material facts related to the transaction and takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and the purpose and the potential benefits to Applied of the transaction.

In addition, the Audit Committee has delegated authority to the Chair of the Audit Committee to review and approve transactions in accordance with specified criteria, if advance review by the Audit Committee is not feasible. Any transactions approved by the Chair must be reported to the Audit Committee at its next regularly-scheduled meeting.

The Audit Committee has adopted standing pre-approvals for limited transactions with related persons. Pre-approved transactions are as follows:

»

Any transaction with another company with which a related person’s only relationship is as an employee, director, or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenues;

»

Any charitable contribution, grant, or endowment by Applied or The Applied Foundation to a charitable organization, foundation, or university with which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the amount involved does not exceed the lesser of $1 million or 2% of the charitable organization’s total annual receipts;

»	Compensation to executive officers or directors that has been approved by the HRCC;

»	Transactions in which all shareholders receive proportional benefits or where the rates or charges involved are determined by competitive bids; and

»	Banking-related services involving a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar service.

64 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 3 – Ratification of the Appointment of

    Independent Registered Public Accounting Firm

PROPOSAL 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

We are asking shareholders to ratify the appointment of KPMG LLP (“KPMG”) as Applied’s independent registered public accounting firm for fiscal 2025, which began on October 28, 2024 and will end on October 26, 2025. The Audit Committee and the Board believe that the retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. Although ratification is not legally required, Applied is submitting the appointment of KPMG to its shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified, the Audit Committee of the Board will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its shareholders.

The Audit Committee is directly responsible for the appointment, compensation, retention, oversight, evaluation and, when appropriate, replacement of the independent registered public accounting firm that serves as the Company’s independent accountants. KPMG has served as our independent registered public accounting firm since 2004. In selecting the independent auditor, the Audit Committee annually considers many factors, including the auditor’s qualifications and performance during fiscal 2024 and 2023; its independence and tenure as the Company’s auditor; KPMG’s capability and expertise in handling the breadth and complexity of the Company’s global operations, including the expertise and capability of the lead audit partner; historical and recent performance, including the extent and quality of KPMG’s communications with the Audit Committee; Public Company Accounting Oversight Board inspection reports; and the appropriateness of KPMG’s fees for audit and non-audit services. Further, in conjunction with ensuring the rotation of KPMG’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of KPMG’s lead engagement partner. The most recent rotation of KPMG’s lead engagement partner occurred following the completion of the fiscal 2023 audit.

Representatives of KPMG will be present at the Annual Meeting. They will be given an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

Fees Paid to KPMG LLP

The following table shows fees paid by Applied for professional services rendered by KPMG for fiscal 2024 and 2023, which ended on October 27, 2024 and October 29, 2023, respectively. All of the fees shown in the table were approved by the Audit Committee in accordance with its pre-approval process.

Fee Category	Fiscal 2024	Fiscal 2023
	(In thousands)

Audit Fees	$7,817	$7,412

Audit-Related Fees	89	64

Tax Fees:

Tax Compliance and Review	333	257

Tax Planning and Advice	685	180

All Other Fees	41	8

Total Fees	$8,965	$7,921

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 65

    PROPOSAL 3 – Ratification of the Appointment of

    Independent Registered Public Accounting Firm

Audit Fees consisted of fees for (a) professional services rendered for the annual audit of Applied’s consolidated financial statements and audit of internal control over financial reporting, (b) review of the interim consolidated financial statements included in quarterly reports and (c) services that are typically provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees included fees for assurance and related services that were reasonably related to the performance of the audit or review of Applied’s consolidated financial statements and are not reported under “Audit Fees,” including fees incurred for services in connection with compliance with government-funded grant requirements and audits of financial statements of certain employee benefit plans.

Tax Fees consisted of fees for professional services for tax compliance and review, and tax planning and advice. Tax compliance and review services included federal, state, and international tax compliance, assistance with tax audits and appeals, and assistance with customs and duties audits. Tax planning and advice services included consultations related to tax compliance matters and certain international operations.

All Other Fees consisted of fees for professional services other than the services reported above, including services in connection with compliance with local regulations and benchmarking studies.

The Audit Committee has concluded that the provision of the non-audit services described above was compatible with maintaining the independence of KPMG.

The Board recommends that you vote FOR the ratification of the appointment of KPMG as Applied’s independent registered public accounting firm for fiscal 2025

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee reviews and, as appropriate, pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm. Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The independent registered public accounting firm and Applied’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Applied specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Composition. The Audit Committee of the Board is composed of the directors named below. Each member of the Audit Committee meets the independence and financial experience requirements under applicable SEC rules and Nasdaq listing standards. In addition, the Board has determined that each of Judy Bruner, Kevin P. March, Yvonne McGill and Scott A. McGregor is an “audit committee financial expert” as defined by SEC rules.

Responsibilities. The Audit Committee operates under a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate. The Audit Committee is responsible for general oversight of Applied’s auditing, accounting and financial reporting processes, system of internal control over financial reporting, and tax, trade, legal, regulatory and ethical compliance. Applied’s management is responsible for: (a) maintaining Applied’s books of account and preparing periodic financial statements based thereon; and (b) maintaining the system of internal control over financial reporting. The independent registered public accounting firm is responsible for auditing Applied’s annual consolidated financial statements and Applied’s internal control over financial reporting.

66 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    PROPOSAL 3 – Ratification of the Appointment of

    Independent Registered Public Accounting Firm

Review with Management and Independent Registered Public Accounting Firm. The Audit Committee hereby reports as follows:

1.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm, KPMG LLP (“KPMG”), together and separately, Applied’s audited consolidated financial statements contained in Applied’s Annual Report on Form 10-K for fiscal year 2024.

2.	The Audit Committee has discussed with KPMG matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board.

3.

The Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to in paragraphs 1-3 above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in Applied’s Annual Report on Form 10-K for fiscal year 2024 for filing with the SEC.

The Audit Committee appointed KPMG as Applied’s independent registered public accounting firm for fiscal year 2025 and recommends to shareholders that they ratify the appointment of KPMG as Applied’s independent registered public accounting firm for fiscal year 2025.

This report is submitted by the Audit Committee.

Judy Bruner (Chair)

Kevin P. March

Yvonne McGill

Scott A. McGregor

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 67

    Questions and Answers About the Proxy

    Statement and Our 2025 Annual Meeting

Questions and Answers About the Proxy Statement and Our 2025 Annual Meeting

Q:	Why am I receiving these materials?

A:

The Board of Directors of Applied Materials is providing these materials to you in connection with Applied’s solicitation of proxies for use at Applied’s 2025 Annual Meeting of Shareholders. The 2025 Annual Meeting will be held on Thursday, March 6, 2025, at our corporate offices at 3333 Scott Boulevard, Building 52, Santa Clara, California 95054. Shareholders are invited to attend the Annual Meeting and to vote on the proposals described in this Proxy Statement.

These proxy materials are being provided on or about January 22, 2025 to all shareholders of record of Applied as of January 8, 2025.

Q:	What information is contained in these materials?

A:

This Proxy Statement contains important information regarding the 2025 Annual Meeting, the proposals on which you are being asked to vote, the voting process and procedures, and information you may find useful in determining how to vote.

If you requested to receive printed proxy materials, these materials also include an accompanying proxy card. If you received more than one proxy card, this generally means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card or, if you vote via the Internet or by telephone, vote once for each proxy card you receive to ensure that all of your shares are voted.

Q:	What proposals will be voted on at the Annual Meeting? What are the Board’s recommendations?

A:	The following table describes the proposals to be voted on at the Annual Meeting and the Board’s voting recommendations:

Proposal	Board Recommendation

1. Election of ten directors	FOR each Nominee

2. Approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024	FOR

3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025	FOR

At the time this Proxy Statement was mailed, we were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

Q:	What is the record date? How many shares are entitled to vote?

A:

Shareholders who owned Applied common stock at the close of business on January 8, 2025, the record date, are entitled to vote at the Annual Meeting. On the record date, there were 812,700,815 shares of Applied common stock outstanding. Each share of Applied common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

A complete list of these shareholders will be available for the 10 days prior to the Annual Meeting. To make arrangements to view the list, please contact our Corporate Secretary by e-mail at corporatesecretary@amat.com. A shareholder may examine the list for any legally valid purpose related to the Annual Meeting.

68 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Questions and Answers About the Proxy

    Statement and Our 2025 Annual Meeting

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Applied shareholders hold their shares as beneficial owners (through a broker, bank, or other nominee) rather than as a shareholder of record (directly in their own name).

Shareholders of Record. If your shares are registered directly in your name with Applied’s transfer agent, Computershare, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to Applied or to vote in person at the Annual Meeting. If you requested printed proxy materials, we have enclosed an accompanying proxy card for you to use. You may also submit voting instructions via the Internet or by telephone by following the instructions on the accompanying proxy card, as described below under “How can I vote my shares?”.

Beneficial Owners. If your shares are held in a brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee, which is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. However, because you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting, unless you request and provide at the Annual Meeting a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee has included a voting instruction form for you to use to direct them how to vote your shares. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form you received from them.

Q:	Can I attend the Annual Meeting?

A:

Applied shareholders on the record date or their legal proxy holders may attend the Annual Meeting. To be admitted to the Annual Meeting, you will need a form of photo identification and valid proof of ownership of Applied common stock or a valid legal proxy. If you have a legal proxy from a shareholder of record, you must bring a form of photo identification and the legal proxy to the Annual Meeting. If you have a legal proxy from a street name shareholder, you must bring a form of photo identification, a legal proxy from the record holder (i.e., the bank, broker or other holder of record) to the street name shareholder that is assignable, and the legal proxy from the street name shareholder to you. Each shareholder may appoint only one proxy holder to attend on such shareholder’s behalf.

The use of cameras, recording equipment and other electronic devices (including cell phones, tablets, laptops, etc.) is not permitted at the Annual Meeting.

Q:	How can I vote my shares?

A:

You may vote over the Internet, by telephone, by mail, or in person at the Annual Meeting. Votes submitted by telephone or over the Internet must be received by 11:59 p.m., Eastern Time, on Wednesday, March 5, 2025, unless otherwise indicated.

Voting over the Internet. To vote over the Internet, please follow either the instructions included on your proxy card or the voting instructions you receive by e-mail or that are being provided via the Internet. If you vote over the Internet, you do not need to complete and mail a proxy card.

Voting by Telephone. If you have requested printed proxy materials, such materials will include instructions for how to vote by telephone. Please follow either the instructions included on your proxy card or voting instruction form. If you vote by telephone, you do not need to complete and mail a proxy card.

Voting by Mail. If you have requested printed proxy materials, you may vote by mail by signing the proxy card and returning it in the prepaid and addressed envelope enclosed with the proxy materials. By signing and returning the proxy card, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 69

    Questions and Answers About the Proxy

    Statement and Our 2025 Annual Meeting

proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Your printed proxy materials may also indicate methods whereby you may vote by telephone or over the Internet instead of signing, dating and returning the proxy card by mail.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If you are a shareholder of record, you have the right to vote in person at the Annual Meeting. If you are the beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Applied Employee Plan Participants. If you own shares purchased through Applied’s Omnibus Employees’ Stock Purchase Plan that are still held by the plans’ recordkeeper and you do not vote these shares, the shares may be voted in accordance with standard brokerage industry practices only on routine matters.

Q:	Can I change my vote or revoke my proxy?

A:	If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the Annual Meeting. To change your vote or revoke your proxy, you must:

»	Sign and return a later-dated proxy card, or enter a new vote over the Internet or by telephone; or

»

Provide written notice of the revocation to Applied’s Corporate Secretary at: Applied Materials, Inc., Attention: Teri A. Little, Corporate Secretary, 3050 Bowers Avenue, P.O. Box 58039, Santa Clara, CA 95054, or by e-mail at corporatesecretary@amat.com, before the proxies vote your shares at the Annual Meeting; or

»	Attend the Annual Meeting and vote in person.

Only the latest validly-executed proxy that you submit will be counted.

Q:	What is the quorum requirement for the Annual Meeting?

A:

A majority of the outstanding shares entitled to vote as of the record date must be present at the Annual Meeting to constitute a quorum and in order to conduct business at the Annual Meeting. Your shares are counted as present if you vote in person at the Annual Meeting, over the Internet, by telephone, or by submitting a properly executed proxy card by mail.

Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of the director nominees. If you elect to abstain from voting on the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to:

»	Proposal 2: The approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024; and

»	Proposal 3: The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025.

If you elect to abstain from voting on either of these two proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposals.

If you are a shareholder of record and you sign and return your proxy card without giving specific voting instructions, your shares will be voted on the proposals as recommended by our Board and in accordance with the discretion of the persons named on the proxy card with respect to any other matters that may properly come before the Annual Meeting.

70 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Questions and Answers About the Proxy

    Statement and Our 2025 Annual Meeting

If your shares are held in street name and you do not instruct your broker on a timely basis on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. Only the ratification of KPMG LLP as our independent registered public accounting firm is a routine matter. Without your voting instructions, your brokerage firm cannot vote your shares on any other proposal. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes are not considered entitled to vote on non-routine proposals. Broker non-votes will not have an effect on Proposals 1 or 2.

Q:	What is the vote requirement to approve each proposal?

A:

The following table describes the proposals to be considered at the Annual Meeting, the vote required to elect directors and to adopt each of the other proposals, and the manner in which votes will be counted:

Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of ten directors	Majority of votes cast	No effect	No effect

2. Approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024	Majority of shares present and entitled to vote thereon	Same as vote against	No effect

3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025	Majority of shares present and entitled to vote thereon	Same as vote against	Brokers have discretion to vote

Q:	Who will count the votes? Where can I find the voting results of the Annual Meeting?

A:

Votes will be tabulated by an independent inspector of elections appointed for the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC following the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:

Applied will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. We have hired Innisfree M&A Incorporated to assist in the distribution and solicitation of proxies. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. In addition to the estimated proxy solicitation cost of $20,000, plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to shareholders.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

In accordance with SEC rules, we are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On January 22, 2025, we commenced mailing a Notice of Internet Availability to our shareholders (other than those who had previously requested electronic or paper delivery) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice of Internet Availability also instructs you on how to vote over the Internet.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 71

    Questions and Answers About the Proxy

    Statement and Our 2025 Annual Meeting

This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q:	I share an address with another shareholder and we received only one paper copy of the proxy materials. How can I obtain an additional copy of the proxy materials?

A:

Under a practice approved by the SEC called “householding,” shareholders who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one mailed copy of our proxy materials, unless one or more of these shareholders notifies us that they wish to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate paper copy of these materials, please: (1) go to www.proxyvote.com and follow the instructions provided; (2) send an e-mail message to investor_relations@amat.com with “Request for Proxy Materials” in the subject line and provide your name, address and the control number indicated on your proxy card or Notice of Internet Availability; or (3) call our Investor Relations department at (408) 748-5227.

72 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

    Other Matters

Other Matters

Shareholder Proposals or Nominations for 2026 Annual Meeting

If a shareholder would like us to consider including a proposal in the proxy statement for our 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by our Corporate Secretary at our principal executive offices or by e-mail at corporatesecretary@amat.com on or before September 24, 2025.

For a shareholder’s notice of nomination of one or more director candidates to be included in our proxy statement and ballot pursuant to the proxy access right included in Section 2.15 of our Bylaws, it must be received by our Corporate Secretary at our principal executive offices or by e-mail at corporatesecretary@amat.com no earlier than August 25, 2025, and no later than the close of business on September 24, 2025. The notice must contain the information required by our Bylaws, and the shareholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of shareholder nominees in our proxy materials.

If a shareholder seeks to propose other business or nominate a director, but does not seek to include a proposal or director nominee in our proxy statement for our 2026 Annual Meeting, pursuant to the advance notice provisions of our Bylaws, notice must be received by our Corporate Secretary at our principal executive offices no earlier than November 21, 2025, and no later than the close of business on December 21, 2025. The notice must contain the information required by our Bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees.

Our Bylaws contain specific requirements regarding a shareholder’s ability to nominate a director or to submit a proposal for consideration at an upcoming meeting. If you would like a copy of our Bylaws, please contact our Corporate Secretary by e-mail at corporatesecretary@amat.com.

No Incorporation by Reference

In Applied’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Human Resources and Compensation Committee Report” contained in this Proxy Statement are not incorporated by reference into any of our other filings with the SEC, except to the extent we specifically incorporate either report by reference into a filing. In addition, this Proxy Statement includes several website addresses, including the website where our Sustainability Report can be accessed. These website addresses are intended to provide inactive, textual references only. The information on these websites and in our Sustainability Report is not part of or incorporated by reference into this Proxy Statement or any of our other filings with the SEC.

YOU MAY OBTAIN A COPY OF APPLIED’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 27, 2024 ON OUR WEBSITE AT www.appliedmaterials.com OR WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO APPLIED MATERIALS, INC., 3050 BOWERS AVENUE, P.O. BOX 58039, M/S 52605, SANTA CLARA, CALIFORNIA 95054-3299, ATTN: INVESTOR RELATIONS.

By Order of the Board of Directors

Santa Clara, California

January 22, 2025

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | 73

    Appendix A: Unaudited Reconciliation of

    Non-GAAP Financial Measures

Unaudited Reconciliation of Non-GAAP Financial Measures

	Fiscal Year
	2024	2023	2022	2021	2020
	(In millions, except per share amounts)

Non-GAAP Earnings Per Diluted Share

GAAP reported earnings per diluted share	$ 8.61	$ 8.11	$ 7.44	$ 6.40	$ 3.92

Certain items associated with acquisitions[1]	0.05	0.05	0.04	0.04	0.05

Acquisition integration and deal costs	0.01	0.02	0.03	0.04	0.07

Certain incremental expenses related to COVID-19[2]	—	—	—	0.02	0.03

Severance and related charges[3]	—	—	—	0.13	—

Deal termination fee	—	—	—	0.17	—

Realized loss (gain), dividends and impairments on strategic investments, net	0.01	0.13	—	(0.03)	—

Unrealized loss (gain) on strategic investments, net	(0.03)	(0.16)	(0.01)	(0.05)	(0.01)

Earn-out	—	(0.01)	—	—	—

Loss on early extinguishment of debt	—	—	—	—	0.03

Other charges	—	—	—	0.01	—

Income tax effects related to intra-entity intangible asset transfers	0.03	(0.05)	0.29	0.07	0.12

Resolution of prior years’ income tax filings and other tax items	(0.03)	(0.04)	(0.09)	0.04	(0.04)

Non-GAAP earnings per diluted share	$ 8.65	$ 8.05	$ 7.70	$ 6.84	$ 4.17

Weighted average number of diluted shares	834	845	877	919	923

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

Fiscal Year
2024
(In millions, except percentages)

Non-GAAP Gross Profit

GAAP reported gross profit	$12,897

Certain items associated with acquisitions[1]	26

Impairment of long-lived assets	3

Non-GAAP Gross Profit	$12,926

Non-GAAP Gross Margin	47.6%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

APPLIED MATERIALS, INC. 2025 PROXY STATEMENT | A-1

    Appendix A: Unaudited Reconciliation of

    Non-GAAP Financial Measures

	Fiscal Year
	2024	2023	2022	2021	2020
	(In millions, except percentages)

Non-GAAP Operating Income

GAAP reported operating income	$7,867	$7,654	$7,788	$6,889	$4,365

Certain items associated with acquisitions[1]	42	43	39	47	54

Acquisition integration and deal costs	12	22	38	45	80

Impairment of long-lived assets	3	—	—	—	—

Certain incremental expenses related to COVID-19[2]	—	—	—	24	30

Severance and related charges[3]	—	—	(4)	157	—

Deal termination fee	—	—	—	154	—

Other charges	—	—	—	6	—

Non-GAAP operating income	$7,924	$7,719	$7,861	$7,322	$4,529

Non-GAAP operating margin	29.2%	29.1%	30.5%	31.7%	26.3%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	Temporary incremental employee compensation during the COVID-19 pandemic.

3	The severance and related charges primarily related to a one-time voluntary retirement program offered to certain eligible employees.

Fiscal Year
2024
(In millions)

Non-GAAP Free Cash Flow

Cash provided by operating activities	$ 8,677

Capital expenditures	(1,190)

Non-GAAP free cash flow	$ 7,487

Use of Non-GAAP Financial Measures

Management uses non-GAAP financial measures to evaluate the Company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the Company’s business from the same perspective as the Company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied’s ongoing operating performance.

The non-GAAP financial measures presented above are adjusted to exclude the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets; gain or loss, dividends and impairments on strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables presented above. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.

A-2 | APPLIED MATERIALS, INC. 2025 PROXY STATEMENT

DIRECTIONS TO

APPLIED MATERIALS BUILDING 52

3333 Scott Boulevard, Santa Clara, California 95054

Tannery Way
Parking Garage
Hwy 101
San Francisco
San Jose
Bowers Ave
Augustine Dr.
Bldg 52
Lakeside Dr.
Bldg 50
Oakmead Village Dr.
Scott Blvd.

DIRECTIONS FROM HIGHWAY 101

» Exit onto Bowers Avenue / Great America Parkway
» Proceed to Bowers Avenue
» Turn RIGHT onto Augustine Drive
» Continue straight onto campus. Building 52 is on your left
» Parking is available on the surface lots or in the parking garage
» Enter Building 52 through the entrance marked by the star on the map

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© 2025 Applied Materials, Inc. All rights reserved.
Applied Materials, Make Possible and the Applied Materials logo are trademarks of Applied Materials, Inc. in the U.S. and other countries. All other trademarks contained herein are the property of their respective owners.

3050 BOWERS AVENUE P.O. BOX 58039, M/S 5030 SANTA CLARA, CA 95054 SCAN TO VIEW MATERIALS & VOTE YOU CAN VOTE OVER THE INTERNET OR BY TELEPHONE QUICK · EASY · CONVENIENT AVAILABLE 24 HOURS A DAY · 7 DAYS A WEEK APPLIED MATERIALS, INC. encourages you to take advantage of convenient ways to vote. If voting by proxy, you may vote over the Internet, by telephone or by mail. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card. To vote over the Internet, by telephone or by mail, please read the 2025 Proxy Statement and then follow these easy steps: VOTE BY INTERNET Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Applied Materials, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 5, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to APPLIED MATERIALS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60920-P22530 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APPLIED MATERIALS, INC. The Board of Directors recommends you vote FOR all of the nominees listed below and FOR management proposals 2 and 3: 1. Election of Directors Nominees: For Against Abstain For Against Abstain 1a. Rani Borkar 1b. Judy Bruner 1c. Xun (Eric) Chen 1d. Aart J. de Geus 1e. Gary E. Dickerson 1f. Thomas J. Iannotti 1g. Alexander A. Karsner 1h. Kevin P. March 1i. Yvonne McGill 1j. Scott A. McGregor 2. Approval, on an advisory basis, of the compensation of Applied Materials' named executive officers for fiscal year 2024. 3. Ratification of the appointment of KPMG LLP as Applied Materials' independent registered public accounting firm for fiscal year 2025. NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on March 6, 2025: The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com. V60921-P22530 APPLIED MATERIALS, INC. PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MARCH 6, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Gary E. Dickerson, Brice Hill and Teri A. Little, or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Applied Materials, Inc. to be held on Thursday, March 6, 2025 at 11:00 a.m. Pacific Time at Applied Materials, Inc.'s offices at 3333 Scott Boulevard, Building 52, Santa Clara, California 95054, and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the items set forth on the reverse side and, in their discretion, upon such other business that may properly come before such meeting and any adjournment or postponement thereof. THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR EACH OF THE TEN NOMINEES FOR ELECTION AS DIRECTORS (PROPOSAL 1), FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2024 (PROPOSAL 2), AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025 (PROPOSAL 3). Dear Shareholder: On the reverse side of this card are instructions on how to vote over the Internet or by telephone for the election of directors (Proposal 1), for the approval, on an advisory basis, of the compensation of our named executive officers for fiscal year 2024 (Proposal 2), and for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025 (Proposal 3). Please consider voting over the Internet or by telephone. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient. Thank you for your attention to these matters. Applied Materials, Inc. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. If you vote over the Internet or by telephone, you do not need to return the proxy card. THANK YOU FOR VOTING! (Continued and to be signed on the reverse side)